Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2017

SECOND QUARTER 2017

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Guidance and Assumptions	6
Financial Highlights	7-8
Consolidated Balance Sheets	9
Consolidated Income Statements	10
Funds From Operations	11
Funds Available for Distribution	12
Interest Coverage Ratios	13
Capital Structure	14
Debt Analysis	15-16
Unconsolidated Joint Ventures	17-18
Consolidated Joint Ventures	19-20
Reconciliation of Net Income Attributable to Boston Properties, Inc. Common Shareholders to Same Property Performance	21-22
Same Property Net Operating Income by Reportable Segment	23
Residential and Hotel Performance	24
Capital Expenditures, Tenant Improvements and Leasing Commissions	25
Portfolio Overview	26
In-Service Property Listing	27-29
Occupancy by Location	30
Top 20 Tenants and Tenant Diversification	31
Aggregate Lease Expiration Roll Out	32
Boston Lease Expiration Roll Out	33-34
New York Lease Expiration Roll Out	35-36
San Francisco and Los Angeles Lease Expiration Roll Out	37-38
Washington, DC Lease Expiration Roll Out	39-40
CBD/Suburban Lease Expiration Roll Out	41-42
Leasing Activity	43
Acquisitions/Dispositions	44
Value Creation Pipeline - Construction in Progress	45
Value Creation Pipeline - Land Parcels and Purchase Options	46
Definitions	47-48

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “budgeted,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photos: Salesforce Tower (left), interior of 680 Folsom Street (top right) and 690 Folsom Street (bottom right), San Francisco, CA)

SECOND QUARTER 2017

COMPANY PROFILE

The Company

Boston Properties, Inc. (“Boston Properties,” “BXP” or the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of Class A office properties in the United States, with a significant presence in five markets: Boston, Los Angeles, New York, San Francisco and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. Boston Properties is a fully integrated real estate investment trust that develops, redevelops, acquires, manages, operates and owns a diverse portfolio of primarily Class A office space totaling 48.4 million square feet and consisting of 164 office properties (including six properties under construction/redevelopment), five retail properties, five residential properties (including three properties under construction) and one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 35 individuals averages 31 years of real estate experience and 19 years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Senior Executive Vice President; and Michael E. LaBelle, Executive Vice President, Chief Financial Officer and Treasurer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other executive officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of 11 distinguished members, the majority of whom are Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on select targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities—currently Boston, Los Angeles, New York, San Francisco and Washington, DC;

•	investing in the highest quality buildings (primarily office) with unique amenities and locations that are able to maintain high occupancy and achieve premium rental rates through economic cycles;

•	in our core markets, maintaining scale and a full-service real estate capability (leasing, development, construction and property management) to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle and (3) provide superior service to our tenants;

•	be astute in market timing for investment decisions by acquiring properties in times of opportunity, developing into economic growth and selectively selling assets at attractive prices, resulting in continuous portfolio refreshment;

•	taking on complex, technically challenging development projects that leverage the skills of our management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from our depth of development and management expertise;

•	ensuring a strong balance sheet to maintain consistent access to capital and the resultant ability to make opportunistic investments; and

•	fostering a culture and reputation of integrity and fair dealing, making us the counterparty of choice for tenants and real estate industry participants and employer of choice for talented real estate professionals.

Snapshot

(as of June 30, 2017)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Los Angeles, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	175
Total Square Feet (includes unconsolidated joint ventures)	48.4 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (“MYLTIP”) Units) on an as-converted basis (1)	171.9 million
Dividend - Quarter/Annualized	$0.75/$3.00
Dividend Yield	2.44%
Consolidated Market Capitalization	$31.6 billion
BXP’s Share of Market Capitalization (2)	$30.7 billion
Senior Debt Ratings	A- (S&P); BBB+ (Fitch); Baa2 (Moody’s)

(1)	For additional detail, see page 14.
(2)	For the Company’s definition of BXP’s Share of Market Capitalization and related disclosures, see page 47. For a reconciliation of Consolidated Market Capitalization to BXP’s Share of Market Capitalization, see page 14.

SECOND QUARTER 2017

INVESTOR INFORMATION

Board of Directors		Management
Joel I. Klein	Dr. Jacob A. Frenkel	Raymond A. Ritchey	John F. Powers
Lead Independent Director	Director, Chair of Nominating &	Senior Executive Vice President	Executive Vice President,
	Corporate Governance Committee		New York Region
Owen D. Thomas		Michael E. LaBelle
Chief Executive Officer and Director	Matthew J. Lustig	Executive Vice President, Chief Financial	Frank D. Burt
	Director	Officer and Treasurer	Senior Vice President, General Counsel
Douglas T. Linde
President and Director	Alan J. Patricof	Peter D. Johnston	Michael R. Walsh
	Director	Executive Vice President,	Senior Vice President, Chief Accounting Officer
Bruce W. Duncan		Washington, DC Region
Director	Martin Turchin
	Director	Bryan J. Koop
Karen E. Dykstra		Executive Vice President,
Director	David A. Twardock	Boston Region
Director, Chair of Audit
Carol B. Einiger	Committee	Robert E. Pester
Director, Chair of Compensation		Executive Vice President,
Committee		San Francisco Region

Chairman Emeritus
Mortimer B. Zuckerman

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael E. LaBelle
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Executive Vice President, Chief Financial Officer
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	and Treasurer
(f) 617.236.3311		(f) 617.236.3311	at 617.236.3352 or
		www.bostonproperties.com	mlabelle@bostonproperties.com

Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2017	Q1 2017	Q4 2016	Q3 2016	Q2 2016
High Closing Price	$136.87	$139.88	$133.39	$143.61	$133.13
Low Closing Price	$120.27	$127.00	$114.07	$130.03	$123.71
Average Closing Price	$126.45	$132.59	$124.31	$138.78	$128.38
Closing Price, at the end of the quarter	$123.02	$132.41	$125.78	$136.29	$131.90
Dividends per share	$0.75	$0.75	$0.75	$0.65	$0.65
Closing dividend yield—annualized	2.44%	2.27%	2.39%	1.91%	1.97%
Closing common shares outstanding, plus common units and LTIP units (other than unearned MYLTIP Units) on an as-converted basis (thousands) (1)	171,949	171,938	171,774	171,775	171,772
Closing market value of outstanding shares and units (thousands)	$21,353,166	$22,966,310	$21,805,734	$23,611,215	$22,856,727

(1)	For additional detail, see page 14.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

Third Quarter, 2017	Tentatively November 1, 2017
Fourth Quarter, 2017	Tentatively January 30, 2018
First Quarter, 2018	Tentatively April 24, 2018
Second Quarter, 2018	Tentatively July 31, 2018

SECOND QUARTER 2017

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Jacob Kilstein	Craig Mailman / Jordan Sadler	Andrew Mollay	Stephen Boyd
Argus Research Company	KeyBanc Capital Markets	Bank of America Merrill Lynch	Fitch Ratings
646.747.5447	917.368.2316 / 917.368.2280	646.855.6435	212.908.9153

Jeffrey Spector / Jamie Feldman	Richard Anderson	Peter Troisi	Ranjini Venkatesan
Bank of America Merrill Lynch	Mizuho Securities	Barclays	Moody’s Investors Service
646.855.1363 / 646.855.5808	212.205.8445	212.412.3695	212.553.3828

Ross Smotrich	Vikram Malhotra	Thomas Cook	Anita Ogbara
Barclays Capital	Morgan Stanley	Citi Investment Research	Standard & Poor’s
212.526.2306	212.761.7064	212.723.1112	212.438.5077

John Kim	Brad Schwer	Mark Streeter
BMO Capital	Morningstar	J.P. Morgan Securities
212.885.4115	312.244.7061	212.834.5086

Tom Catherwood	Mike Carroll	Thierry Perrein / Jason Jones
BTIG	RBC Capital Markets	Wells Fargo
212.593.7510	440.715.2649	704.715.8455 / 704.715.7932

Michael Bilerman / Emmanuel Korchman	David Rodgers / Richard Schiller
Citigroup Global Markets	RW Baird
212.816.1383 / 212.816.1382	216.737.7341 / 312.609.5485

Barry Oxford	Alexander Goldfarb / Daniel Santos
D.A. Davidson & Co.	Sandler O’Neill & Partners
212.240.9871	212.466.7937 / 212.466.7927

Vincent Chao / Mike Husseini	John Guinee / Erin Aslakson
Deutsche Bank Securities	Stifel, Nicolaus & Company
212.250.6799 / 212.250.7703	443.224.1307 / 443.224.1350

Steve Sakwa / Robert Simone	Michael Lewis
Evercore ISI	SunTrust Robinson Humphrey
212.446.9462 / 212.446.9459	212.319.5659

Jed Reagan	Nick Yulico
Green Street Advisors	UBS Securities
949.640.8780	212.713.3402

Jonathan Petersen / Omotayo Okusanya	Blaine Heck
Jefferies & Co.	Wells Fargo Securities
212.284.1705 / 212.336.7076	443.263.6529

Anthony Paolone
J.P. Morgan Securities 212.622.6682

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

SECOND QUARTER 2017

GUIDANCE

The Company’s guidance for the third quarter 2017 and full year 2017 for diluted earnings per common share attributable to Boston Properties, Inc. common shareholders (“EPS”) and diluted funds from operations (“FFO”) per common share attributable to Boston Properties, Inc. common shareholders is set forth and reconciled below. Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, the timing of the lease-up of available space and development deliveries and the earnings impact of the events referenced in the earnings release issued on August 1, 2017 and otherwise referenced during the Company’s conference call scheduled for August 2, 2017. The estimates do not include possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions, other possible capital markets activity or possible future impairment charges. EPS estimates may be subject to fluctuations as a result of several factors, including changes in the recognition of depreciation and amortization expense and any gains or losses associated with disposition activity. The Company is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 48. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth below.

	Third Quarter 2017			Full Year 2017
	Low		High	Low		High
Projected EPS (diluted)	$0.65	-	$0.67	$2.72	-	$2.77
Add:
Projected Company share of real estate depreciation and amortization	0.87	-	0.87	3.50	-	3.50
Less:
Projected Company share of gains on sales of real estate	—	-	—	0.02	-	0.02

Projected FFO per share (diluted)	$1.52	-	$1.54	$6.20	-	$6.25

ASSUMPTIONS

(dollars in thousands)

	Full Year 2017
	Low		High
Operating property activity:
Average In-service portfolio occupancy	90.0%	-	91.0%
Increase in BXP’s Share of Same Property net operating income (excluding termination income)	2.00%	-	3.00%
Increase in BXP’s Share of Same Property net operating income - cash (excluding termination income)	1.00%	-	3.00%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year	$17,000	-	$23,000
BXP’s Share of Straight-line rent and fair value lease revenue (non-cash revenue)	$75,000	-	$85,000
Hotel net operating income	$13,000	-	$15,000
Termination income	$21,000	-	$25,000
Other income (expense):
Development and management services income	$30,000	-	$33,000
General and administrative expense	$(115,000)	-	$(110,000)
Net interest expense	$(368,000)	-	$(355,000)
Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(132,000)	-	$(117,000)

SECOND QUARTER 2017

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are shown on pages 11-13. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	Three Months Ended
	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16
Net income attributable to Boston Properties, Inc. common shareholders	$133,709	$97,083	$147,214	$76,753	$96,597
Net income attributable to Boston Properties, Inc. per share - basic	$0.87	$0.63	$0.96	$0.50	$0.63
Net income attributable to Boston Properties, Inc. per share - diluted	$0.87	$0.63	$0.96	$0.50	$0.63
FFO attributable to Boston Properties, Inc. (1)	$257,881	$228,383	$236,898	$219,564	$220,595
Diluted FFO per share (1)	$1.67	$1.48	$1.54	$1.42	$1.43
Dividends per common share	$0.75	$0.75	$0.75	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (1) (2)	$172,723	$178,002	$151,183	$149,725	$160,948
Ratios:
Interest Coverage Ratio (excluding capitalized interest) (3)	4.28	3.88	3.86	3.49	3.63
Interest Coverage Ratio (including capitalized interest) (3)	3.67	3.40	3.46	3.17	3.28
FFO Payout Ratio (2)	44.91%	50.68%	48.70%	45.77%	45.45%
FAD Payout Ratio (2)	74.72%	72.49%	85.28%	74.63%	69.42%
Selected Items (4):
Revenue	$656,907	$632,228	$636,061	$625,228	$623,546
Partners’ share of revenue from consolidated joint ventures	(73,027)	(70,178)	(69,766)	(69,391)	(69,609)
BXP’s share of revenue from unconsolidated joint ventures	26,174	25,650	24,828	25,271	18,825

BXP’s Share of revenue	$610,054	$587,700	$591,123	$581,108	$572,762
Straight-line rent	$3,060	$12,023	$14,711	$11,107	$(6,503)
Partners’ share of straight-line rent from consolidated joint ventures	3,326	(590)	(1,103)	(707)	(718)
BXP’s share of straight-line rent from unconsolidated joint ventures	2,435	3,563	3,696	3,285	1,787

BXP’s Share of straight-line rent	$8,821	$14,996	$17,304	$13,685	$(5,434)
Fair value lease revenue (5)	$5,464	$5,390	$6,840	$6,547	$8,808
Partners’ share of fair value lease revenue from consolidated joint ventures (5)	(1,580)	(1,575)	(2,194)	(2,084)	(3,031)
BXP’s share of fair value lease revenue from unconsolidated joint ventures (5)	492	493	494	511	(1)

BXP’s Share of fair value lease revenue	$4,376	$4,308	$5,140	$4,974	$5,776
Lease termination fees	$13,601	$3,918	$504	$(170)	$7,654
Partners’ share of lease termination fees from consolidated joint ventures	(2,506)	(1,310)	(31)	421	(44)
BXP’s share of termination income from unconsolidated joint ventures	404	316	13	8	4

BXP’s Share of termination income	$11,499	$2,924	$486	$259	$7,614
Fair value interest adjustment and hedge amortization	$7,319	$10,323	$10,145	$10,378	$11,272
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	(3,464)	(4,627)	(4,598)	(4,569)	(4,540)
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—

BXP’s Share of fair value interest adjustment	$3,855	$5,696	$5,547	$5,809	$6,732
Ground rent expense (6)	$3,462	$3,459	$3,460	$3,471	$3,469
Gains (losses) from early extinguishments of debt	$14,354	$—	$—	$(371)	$—
Capitalized interest	$14,283	$12,345	$10,281	$9,788	$9,899
Capitalized wages	$4,930	$3,947	$5,376	$4,155	$4,467
Operating margins [(rental revenue—rental expense)/rental revenue]	63.8%	63.1%	63.6%	62.3%	64.0%
Income from unconsolidated joint ventures	$3,108	$3,084	$2,585	$1,464	$2,234
BXP’s share of funds from operations (FFO) from unconsolidated joint ventures	$12,737 (7)	$12,125	$11,277	$10,592	$6,852
Net income attributable to noncontrolling interests in property partnerships	$15,203	$4,424	$(2,121)	$(17,225)	$6,814
FFO attributable to noncontrolling interests in property partnerships	$34,530 (8)	$25,839	$25,135	$23,682	$26,183

(1)	For the Company’s definitions and related disclosures, see pages 47-48.
(2)	FFO Payout Ratio equals dividends per common share (excluding any special dividends) divided by FFO per share-diluted. For a quantitative reconciliation of FFO, see page 11. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD. For a quantitative reconciliation of FAD, see page 12.
(3)	For a quantitative reconciliation and related disclosures, see page 13.
(4)	Partners’ share and BXP’s share of line items below are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(6)	Includes non-cash straight-line adjustments to ground rent expense. See page 13 for the straight-line adjustments to the ground rent expense.
(7)	For additional detail, see page 18.
(8)	For additional detail, see page 20.

SECOND QUARTER 2017

FINANCIAL HIGHLIGHTS (continued)

(unaudited and in thousands, except ratios and per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations and, if applicable, the other purposes for which management uses the measures, can be found on pages 47-48.

	30-Jun-17		31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16
Balance Sheet Items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$30,810		$33,923	$37,079	$40,346	$43,780
Below-market rents (included within Other Liabilities)	$115,869		$123,545	$132,495	$142,595	$152,576
Accrued ground rent expense, net liability (included within Prepaid Expenses and Other Assets and Other Liabilities)	$43,753		$43,356	$42,717	$41,718	$40,687
Outside members’ notes payable (1)	$—		$180,000	$180,000	$180,000	$180,000
Accrued interest payable on outside members’ notes payable (included within Accrued Interest Payable) (1)	$—		$162,936	$153,758	$144,825	$136,131
Capitalization:
Common Stock Price @ Quarter End	$123.02		$132.41	$125.78	$136.29	$131.90
Equity Value @ Quarter End	$21,353,166		$22,966,310	$21,805,734	$23,611,215	$22,856,727
Consolidated Debt	$10,236,639		$9,886,845	$9,796,133	$9,808,922	$9,934,084
Add:
BXP’s share of Unconsolidated Joint Venture Debt (2)	317,724		317,719	318,193	350,225	350,831
Less:
Partners’ share of Consolidated Debt (5)	1,211,485		1,138,446	1,144,473	1,150,462	1,156,399

BXP’s Share of Debt (3)(4)	$9,342,878		$9,066,118	$8,969,853	$9,008,685	$9,128,516

Consolidated Market Capitalization	$31,589,805		$32,853,155	$31,601,867	$33,420,137	$32,790,811
Consolidated Debt/Consolidated Market Capitalization (3)	32.40%		30.09%	31.00%	29.35%	30.30%
BXP’s Share of Market Capitalization (3)(4)	$30,696,044	(6)	$32,032,428	$30,775,587	$32,619,900	$31,985,243
BXP’s Share of Debt/BXP’s Share of Market Capitalization (3)(4)	30.44	% (6)	28.30%	29.15%	27.62%	28.54%

(1)	On June 7, 2017, the Company’s consolidated entity in which it has a 60% interest and that owns 767 Fifth Avenue (the General Motors Building) in New York City completed the refinancing of the indebtedness that had been secured by direct and indirect interests in the property. For further information, reference the Company’s 2nd quarter earnings press release.
(2)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(3)	For the Company’s definitions, see pages 47-48.
(4)	Partners’ share and BXP’s share of line items are based upon percentage ownership interests in the applicable joint ventures. For additional details, see page 47.
(5)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(6)	For additional detail, see page 14.

SECOND QUARTER 2017

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16
ASSETS
Real estate	$19,015,077	$18,931,136	$18,862,648	$18,704,856	$18,690,403
Construction in progress (1)	1,348,838	1,211,324	1,037,959	954,013	865,359
Land held for future development (2)	250,451	249,800	246,656	243,887	241,106
Less accumulated depreciation	(4,379,446)	(4,302,283)	(4,222,235)	(4,113,553)	(4,056,716)

Total real estate	16,234,920	16,089,977	15,925,028	15,789,203	15,740,152
Cash and cash equivalents	492,435	302,939	356,914	419,323	1,180,044
Cash held in escrows	47,345	51,244	63,174	63,980	65,654
Investments in securities	26,781	25,817	23,814	23,022	21,775
Tenant and other receivables, net	88,687	73,012	92,548	76,258	84,861
Accrued rental income, net	820,022	812,124	799,138	785,569	776,816
Deferred charges, net	658,219	666,677	686,163	680,192	697,823
Prepaid expenses and other assets	93,985	150,905	129,666	176,693	144,222
Investments in unconsolidated joint ventures	819,368	793,932	775,198	775,659	252,618

Total assets	$19,281,762	$18,966,627	$18,851,643	$18,789,899	$18,963,965

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,986,283	$2,046,959	$2,063,087	$2,077,707	$3,189,013
Unsecured senior notes, net	7,250,356	7,248,152	7,245,953	7,243,767	6,257,274
Unsecured line of credit (3)	—	105,000	—	—	—
Unsecured term loan (3)	—	—	—	—	—
Mezzanine notes payable	—	306,734	307,093	307,448	307,797
Outside members’ notes payable	—	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	303,559	313,723	298,524	312,979	287,464
Dividends and distributions payable	130,432	130,418	130,308	113,038	113,071
Accrued interest payable	85,172	266,714	243,933	234,628	222,175
Other liabilities	452,608	446,489	450,821	461,079	508,952

Total liabilities	11,208,410	11,044,189	10,919,719	10,930,646	11,065,746

Commitments and contingencies	—	—	—	—	—

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 154,307,529, 153,849,231, 153,790,175, 153,773,012 and 153,674,930 outstanding, respectively	1,543	1,538	1,538	1,538	1,537
Additional paid-in capital	6,363,034	6,339,970	6,333,424	6,326,580	6,316,191
Dividends in excess of earnings	(694,320)	(712,270)	(693,694)	(725,522)	(702,361)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(53,161)	(50,983)	(52,251)	(73,943)	(79,748)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,814,374	5,775,533	5,786,295	5,725,931	5,732,897
Noncontrolling interests:
Common units of the Operating Partnership	604,997	617,252	614,982	608,280	612,385
Property partnerships	1,653,981	1,529,653	1,530,647	1,525,042	1,552,937

Total equity	8,073,352	7,922,438	7,931,924	7,859,253	7,898,219

Total liabilities and equity	$19,281,762	$18,966,627	$18,851,643	$18,789,899	$18,963,965

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.
(2)	Includes land held for future development and pre-development costs.
(3)	On April 24, 2017, the Company amended and restated its revolving credit agreement. Among other things, the agreement (1) increased the total commitment of the revolving line of credit from $1.0 billion to $1.5 billion, (2) extended the maturity date to April 24, 2022, (3) reduced the per annum variable interest rates, and (4) added a $500.0 million Unsecured Term Loan that permits the Company to draw funds until April 24, 2018.

SECOND QUARTER 2017

CONSOLIDATED INCOME STATEMENTS

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16
Revenue
Rental
Base rent	$520,542	$503,562	$498,941	$489,312	$493,386
Recoveries from tenants	89,163	89,164	91,123	92,560	85,706
Parking and other	26,462	25,610	25,334	24,638	26,113

Total rental revenue	636,167	618,336	615,398	606,510	605,205
Hotel revenue	13,375	7,420	10,965	12,354	12,808
Development and management services	7,365	6,472	9,698	6,364	5,533

Total revenue	656,907	632,228	636,061	625,228	623,546

Expenses
Operating	116,415	116,415	113,669	117,728	113,212
Real estate taxes	109,509	109,435	108,556	109,480	104,726
Demolition costs	4,530	2,437	1,873	1,352	—
Hotel operating	8,404	7,091	7,736	8,118	7,978
General and administrative (1)	27,141	31,386	25,293	25,165	25,418
Transaction costs	299	34	1,200	249	913
Impairment loss	—	—	—	1,783	—
Depreciation and amortization	151,919	159,205	178,032	203,748	153,175

Total expenses	418,217	426,003	436,359	467,623	405,422

Operating income	238,690	206,225	199,702	157,605	218,124
Other income (expense)
Income from unconsolidated joint ventures	3,108	3,084	2,585	1,464	2,234
Gain on sale of investment in unconsolidated joint venture	—	—	59,370	—	—
Interest and other income	1,504	614	573	3,628	1,524
Gains from investments in securities (1)	730	1,042	560	976	478
Interest expense (2)	(95,143)	(95,534)	(97,896)	(104,641)	(105,003)
Gains (losses) from early extinguishments of debt	14,354	—	—	(371)	—
Losses from interest rate contracts	—	—	—	(140)	—

Income before gains on sales of real estate	163,243	115,431	164,894	58,521	117,357
Gains on sales of real estate	3,767	133	—	12,983	—

Net income	167,010	115,564	164,894	71,504	117,357
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(15,203)	(4,424)	2,121	17,225	(6,814)
Noncontrolling interest—common units of the Operating Partnership (3)	(15,473)	(11,432)	(17,097)	(9,387)	(11,357)

Net income attributable to Boston Properties, Inc.	136,334	99,708	149,918	79,342	99,186
Preferred dividends	(2,625)	(2,625)	(2,704)	(2,589)	(2,589)

Net income attributable to Boston Properties, Inc. common shareholders	$133,709	$97,083	$147,214	$76,753	$96,597

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.87	$0.63	$0.96	$0.50	$0.63

Net income attributable to Boston Properties, Inc. per share - diluted	$0.87	$0.63	$0.96	$0.50	$0.63

(1)	General and administrative expense includes $(730), $(1,042), $(560), $(976) and $(478) and gains from investments in securities include $730, $1,042, $560, $976 and $478 for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, interest expense includes $7,078, $9,178, $8,933, $8,694 and $8,461, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (The GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation. For additional detail see page 8.
(3)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.19%, 10.33%, 10.25%, 10.28% and 10.33% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016 and June 30, 2016, respectively.

SECOND QUARTER 2017

FUNDS FROM OPERATIONS (FFO)

(unaudited and in thousands, except for per share amounts)

	Three Months Ended
	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16
Net income attributable to Boston Properties, Inc. common shareholders	$133,709	$97,083	$147,214	$76,753	$96,597
Add:
Preferred dividends	2,625	2,625	2,704	2,589	2,589
Noncontrolling interest - common units of the Operating Partnership	15,473	11,432	17,097	9,387	11,357
Noncontrolling interests in property partnerships	15,203	4,424	(2,121)	(17,225)	6,814
Less:
Gains on sales of real estate	3,767	133	—	12,983	—

Income before gains on sales of real estate	163,243	115,431	164,894	58,521	117,357
Add:
Depreciation and amortization	151,919	159,205	178,032	203,748	153,175
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(19,327)	(21,415)	(27,256)	(40,907)	(19,369)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,629	9,041	8,692	9,128	4,618
Corporate-related depreciation and amortization	(486)	(525)	(449)	(393)	(362)
Less:
Gain on sale of investment in unconsolidated joint venture	—	—	59,370	—	—
Noncontrolling interests in property partnerships	15,203	4,424	(2,121)	(17,225)	6,814
Preferred dividends	2,625	2,625	2,704	2,589	2,589

FFO attributable to the Operating Partnership common unitholders (including Boston Properties, Inc.) (“Basic FFO”)	287,150	254,688	263,960	244,733	246,016
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	29,269	26,305	27,062	25,169	25,421

FFO attributable to Boston Properties, Inc. common shareholders	$257,881	$228,383	$236,898	$219,564	$220,595

Boston Properties, Inc.’s percentage share of Basic FFO	89.81%	89.67%	89.75%	89.72%	89.67%

Basic FFO per share	$1.67	$1.48	$1.54	$1.43	$1.44

Weighted average shares outstanding - basic	154,177	153,860	153,814	153,754	153,662

Diluted FFO per share	$1.67	$1.48	$1.54	$1.42	$1.43

Weighted average shares outstanding - diluted	154,331	154,214	153,991	154,136	153,860

Reconciliation to Diluted FFO:
Basic FFO	$287,150	$254,688	$263,960	$244,733	$246,016
Add:
Effect of dilutive securities - stock-based compensation	—	—	—	—	—

Diluted FFO	287,150	254,688	263,960	244,733	246,016
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted
FFO	29,243	26,251	27,034	25,113	25,391

Boston Properties, Inc.’s share of Diluted FFO	$257,907	$228,437	$236,926	$219,620	$220,625

Reconciliation of Shares/Units for Diluted FFO:
Shares/units for Basic FFO	171,675	171,581	171,385	171,379	171,370
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	154	354	177	382	198

Shares/units for Diluted FFO	171,829	171,935	171,562	171,761	171,568
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,498	17,721	17,571	17,625	17,708

Boston Properties, Inc.’s share of shares/units for Diluted FFO	154,331	154,214	153,991	154,136	153,860

Boston Properties, Inc.’s percentage share of Diluted FFO	89.82%	89.69%	89.76%	89.74%	89.68%

SECOND QUARTER 2017

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16
Net income attributable to Boston Properties, Inc. common shareholders	$133,709	$97,083	$147,214	$76,753	$96,597
Add:
Preferred dividends	2,625	2,625	2,704	2,589	2,589
Noncontrolling interest - common units of the Operating Partnership	15,473	11,432	17,097	9,387	11,357
Noncontrolling interests in property partnerships	15,203	4,424	(2,121)	(17,225)	6,814
Less:
Gains on sales of real estate	3,767	133	—	12,983	—

Income before gains on sales of real estate	163,243	115,431	164,894	58,521	117,357
Add:
Depreciation and amortization	151,919	159,205	178,032	203,748	153,175
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(19,327)	(21,415)	(27,256)	(40,907)	(19,369)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,629	9,041	8,692	9,128	4,618
Corporate-related depreciation and amortization	(486)	(525)	(449)	(393)	(362)
Less:
Gain on sale of investment in unconsolidated joint venture	—	—	59,370	—	—
Noncontrolling interests in property partnerships	15,203	4,424	(2,121)	(17,225)	6,814
Preferred dividends	2,625	2,625	2,704	2,589	2,589

Basic FFO	287,150	254,688	263,960	244,733	246,016
Straight-line rent	(3,060)	(12,023)	(14,711)	(11,107)	6,503
Partners’ share of straight-line rent from consolidated joint ventures	(3,326)	590	1,103	707	718
BXP’s share of straight-line rent from unconsolidated joint ventures	(2,435)	(3,563)	(3,696)	(3,285)	(1,787)
Lease transaction costs that qualify as rent inducements (1)	115	682	487	861	2,200
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (1)	—	—	—	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (1)	223	132	43	15	—
Fair value lease revenue (2)	(5,464)	(5,390)	(6,840)	(6,547)	(8,808)
Partners’ share of fair value lease revenue from consolidated joint ventures (2)	1,580	1,575	2,194	2,084	3,031
BXP’s share of fair value lease revenue from unconsolidated joint ventures (2)	(492)	(493)	(494)	(511)	1
Non-cash losses (gains) from early extinguishments of debt	(14,444)	—	—	371	—
Partners’ share of non-cash losses (gains) from early extinguishments of debt from consolidated joint ventures	5,878	—	—	—	—
BXP’s share of non-cash losses (gains) from early extinguishments of debt from unconsolidated joint ventures	—	—	—	—	—
Non-cash termination income adjustment (fair value lease amounts)	(525)	(403)	7	—	141
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	210	161	(3)	—	(41)
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	(214)	—	—	—	—
Straight-line ground rent expense adjustment (3)	398	639	998	1,031	935
Stock-based compensation	8,435	10,802	7,621	7,643	7,578
Non-real estate depreciation	486	525	449	393	362
Impairment loss	—	—	—	1,783	—
Fair value interest adjustment and hedge amortization	(7,319)	(10,323)	(10,145)	(10,378)	(11,272)
Partners’ share of fair value interest adjustment and hedge amortization from consolidated joint ventures	3,464	4,627	4,598	4,569	4,540
BXP’s share of fair value interest adjustment and hedge amortization from unconsolidated joint ventures	—	—	—	—	—
2nd generation tenant improvements and leasing commissions	(85,427)	(48,730)	(75,708)	(69,742)	(74,719)
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated joint ventures	200	123	449	805	1,247
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated joint ventures	(159)	(1,164)	(1,472)	(18)	(8,616)
Unearned portion of capitalized fees from consolidated joint ventures	607	537	1,787	250	2,697
Maintenance capital expenditures (4)	(11,643)	(10,677)	(16,334)	(11,889)	(9,654)
Partners’ share of maintenance capital expenditures from consolidated joint ventures (4)	1,004	2,129	1,197	377	422
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (4)	(17)	(211)	(437)	(283)	(112)
Hotel improvements, equipment upgrades and replacements	(2,502)	(6,231)	(3,870)	(2,137)	(434)

Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$172,723	$178,002	$151,183	$149,725	$160,948

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	$129,055	$129,040	$128,930	$111,739	$111,737
FAD Payout Ratio (B÷A)	74.72%	72.49%	85.28%	74.63%	69.42%

(1)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2020 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(4)	Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures. See page 25 for additional detail.

SECOND QUARTER 2017

INTEREST COVERAGE RATIOS

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-17	31-Mar-17	31-Dec-16	30-Sep-16	30-Jun-16
Net income attributable to Boston Properties, Inc. common shareholders	$133,709	$97,083	$147,214	$76,753	$96,597
Add:
Preferred dividends	2,625	2,625	2,704	2,589	2,589
Noncontrolling interest - common units of the Operating Partnership	15,473	11,432	17,097	9,387	11,357
Noncontrolling interests in property partnerships	15,203	4,424	(2,121)	(17,225)	6,814
Less:
Gains on sales of real estate	3,767	133	—	12,983	—

Income before gains on sales of real estate	163,243	115,431	164,894	58,521	117,357
Noncontrolling interests in property partnerships	(15,203)	(4,424)	2,121	17,225	(6,814)
Interest expense	95,143	95,534	97,896	104,641	105,003
Partners’ share of interest expense from consolidated joint ventures	(16,401)	(17,259)	(17,579)	(17,460)	(17,177)
BXP’s share of interest expense from unconsolidated joint ventures	3,822	3,749	3,654	4,025	4,010
Depreciation and amortization expense	151,919	159,205	178,032	203,748	153,175
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(19,327)	(21,415)	(27,256)	(40,907)	(19,369)
BXP’s share of depreciation and amortization from unconsolidated joint ventures	9,629	9,041	8,692	9,128	4,618
Gain on sale of investment in unconsolidated joint venture	—	—	(59,370)	—	—
Non-cash losses (gains) from early extinguishments of debt	(14,444)	—	—	371	—
Partners’ share of non-cash losses (gains) from early extinguishments of debt from consolidated joint ventures	5,878	—	—	—	—
BXP’s share of non-cash losses (gains) from early extinguishments of debt from unconsolidated joint ventures	—	—	—	—	—
Impairment loss	—	—	—	1,783	—
Non-cash termination income adjustment (fair value lease amounts)	(525)	(403)	7	—	141
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated joint ventures	210	161	(3)	—	(41)
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated joint ventures	(214)	—	—	—	—
Stock-based compensation	8,435	10,802	7,621	7,643	7,578
Straight-line ground rent expense adjustment (1)	398	639	998	1,031	935
Straight-line rent	(3,060)	(12,023)	(14,711)	(11,107)	6,503
Partners’ share of straight-line rent from consolidated joint ventures	(3,326)	590	1,103	707	718
BXP’s share of straight-line rent from unconsolidated joint ventures	(2,435)	(3,563)	(3,696)	(3,285)	(1,787)
Lease transaction costs that qualify as rent inducements (2)	115	682	487	861	2,200
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated joint ventures (2)	—	—	—	—	—
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated joint ventures (2)	223	132	43	15	—
Fair value lease revenue (3)	(5,464)	(5,390)	(6,840)	(6,547)	(8,808)
Partners’ share of fair value lease revenue from consolidated joint ventures (3)	1,580	1,575	2,194	2,084	3,031
BXP’s share of fair value lease revenue from unconsolidated joint ventures (3)	(492)	(493)	(494)	(511)	1

Subtotal (A)	$359,704	$332,571	$337,793	$331,966	$351,274

Divided by:
Interest expense	$95,143	$95,534	$97,896	$104,641	$105,003
Partners’ share of interest expense from consolidated joint ventures	(16,401)	(17,259)	(17,579)	(17,460)	(17,177)
BXP’s share of interest expense from unconsolidated joint ventures	3,822	3,749	3,654	4,025	4,010
Fair value interest adjustment	7,319	10,323	10,145	10,378	11,272
Partners’ share of fair value interest adjustment from consolidated joint ventures	(3,464)	(4,627)	(4,598)	(4,569)	(4,540)
BXP’s share of fair value interest adjustment from unconsolidated joint ventures	—	—	—	—	—
Amortization of financing costs	(2,442)	(1,967)	(1,964)	(1,889)	(1,704)
Partners’ share of amortization of financing costs from consolidated joint ventures	206	9	39	38	38
BXP’s share of amortization of financing costs from unconsolidated joint ventures	(102)	(100)	(100)	(113)	(112)

Adjusted interest expense excluding capitalized interest (B)	84,081	85,662	87,493	95,051	96,790
Capitalized interest	14,283	12,345	10,281	9,788	10,222
Partners’ share of capitalized interest from consolidated joint ventures	(238)	(251)	(203)	(21)	—
BXP’s share of capitalized interest from unconsolidated joint ventures	(6)	(6)	—	—	—

Adjusted interest expense including capitalized interest (C)	$98,120	$97,750	$97,571	$104,818	$107,012

Interest Coverage Ratio (excluding capitalized interest) (A÷B) (4)	4.28	3.88	3.86	3.49	3.63

Interest Coverage Ratio (including capitalized interest) (A÷C) (4)	3.67	3.40	3.46	3.17	3.28

(1)	Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $34.4 million, which it expects to incur by the end of 2020 with no payments thereafter. The Company is recognizing these amounts on a straight-line basis over the 99-year term of the ground and air rights lease. See page 7.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	The Company believes that the presentation of its Interest Coverage Ratio provides investors with useful information about the Company’s financial condition because it measures the margin it has for paying interest expense as of a certain date. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways—including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like Boston Properties, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition.

SECOND QUARTER 2017

CAPITAL STRUCTURE

(in thousands, except percentages)

Consolidated Debt

Aggregate Principal June 30, 2017
Mortgage Notes Payable	$3,022,907
Unsecured Line of Credit	—
Delayed Draw Term Loan	—
Unsecured Senior Notes, at face value	7,300,000

Subtotal	10,322,907
Discount on Unsecured Senior Notes	(17,474)
Deferred Financing Costs, Net	(68,794)

Consolidated Debt	$10,236,639

Boston Properties Limited Partnership Unsecured Senior Notes (1)

Settlement Date	Maturity Date	Principal	Effective Yield (on issue date)	Coupon	Public Offering Price	Discount	Deferred Financing Costs, Net	Unsecured Senior Notes, Net
8/17/2016	10/1/2026	$1,000,000	3.495%	2.750%	99.271%	$6,765	$7,489	$985,746
1/20/2016	2/1/2026	1,000,000	3.766%	3.650%	99.708%	2,568	6,991	990,441
6/27/2013	2/1/2024	700,000	3.916%	3.800%	99.694%	1,413	3,702	694,885
4/11/2013	9/1/2023	500,000	3.279%	3.125%	99.379%	1,972	2,479	495,549
6/11/2012	2/1/2023	1,000,000	3.954%	3.850%	99.779%	1,261	4,365	994,374
11/10/2011	11/15/2018	850,000	3.853%	3.700%	99.767%	426	2,616	846,958
11/18/2010	5/15/2021	850,000	4.289%	4.125%	99.260%	2,640	1,891	845,469
4/19/2010	11/15/2020	700,000	5.708%	5.625%	99.891%	290	1,293	698,417
10/9/2009	10/15/2019	700,000	5.967%	5.875%	99.931%	139	1,344	698,517

		$7,300,000				$17,474	$32,170	$7,250,356

Equity

	Shares/Units Outstanding as of 6/30/2017	Common Stock Equivalents	Equivalent Value (2)
Common Stock	154,308	154,308	$18,982,970
Common Operating Partnership Units	17,641	17,641	2,170,196
5.25% Series B Cumulative Redeemable Preferred Stock (non-callable through March 27, 2018)	80	—	200,000

Total Equity		171,949	$21,353,166

Consolidated Debt			$10,236,639
Add:
BXP’s share of unconsolidated joint venture debt (3)			317,724
Less:
Partners’ share of consolidated debt (4)			1,211,485

BXP’s Share of Debt (5)			$9,342,878

Consolidated Market Capitalization			$31,589,805

BXP’s Share of Market Capitalization (5)			$30,696,044

(1)	All unsecured senior notes are rated A- (stable), BBB+ (stable) and Baa2 (positive) by S&P, Fitch and Moody’s, respectively.
(2)	Values based on June 30, 2017 closing price of $123.02 per share of common stock, except the Series B Preferred Stock is valued at its fixed liquidation preference.
(3)	Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 17.
(4)	Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 19.
(5)	For the Company’s definitions, see pages 47-48.

SECOND QUARTER 2017

DEBT ANALYSIS (1)

as of June 30, 2017

(dollars in thousands)

Debt Maturities and Principal Payments

	2017	2018	2019	2020	2021	Thereafter	Total
Floating Rate Debt:
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—
Unsecured Term Loan	—	—	—	—	—	—	—

Total Floating Rate Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt:
767 Fifth Avenue (The GM Building) (60% ownership)	$—	$—	$—	$—	$—	$2,300,000	$2,300,000
601 Lexington Avenue (55% ownership)	6,603	13,684	14,349	15,045	15,776	614,710	680,167
New Dominion Technology Park, Building One	1,465	3,100	3,340	3,598	22,906	—	34,409
University Place	878	1,849	1,981	2,123	1,500	—	8,331

Mortgage Notes Payable	8,946	18,633	19,670	20,766	40,182	2,914,710	3,022,907
Deferred Financing Costs, Net	(1,964)	(3,930)	(3,930)	(3,930)	(3,840)	(19,030)	(36,624)

Mortgage Notes Payable, Net	$6,982	$14,703	$15,740	$16,836	$36,342	$2,895,680	$2,986,283

Unsecured Senior Notes, Face Amount	$—	$850,000	$700,000	$700,000	$850,000	$4,200,000	$7,300,000
Discount Amortization	(1,334)	(2,696)	(2,503)	(2,528)	(2,063)	(6,350)	(17,474)
Deferred Financing Costs, Net	(3,093)	(6,019)	(5,036)	(4,510)	(3,648)	(9,864)	(32,170)

Unsecured Senior Notes, Net	$(4,427)	$841,285	$692,461	$692,962	$844,289	$4,183,786	$7,250,356

Total Fixed Rate Debt	$2,555	$855,988	$708,201	$709,798	$880,631	$7,079,466	$10,236,639

Consolidated Debt	$2,555	$855,988	$708,201	$709,798	$880,631	$7,079,466	$10,236,639

% of Consolidated Debt	0.03%	8.36%	6.92%	6.93%	8.60%	69.16%	100.00%
Balloon Payments	$—	$850,000	$700,000	$700,000	$872,906	$7,110,648	$10,233,554
Scheduled Principal Amortization	$8,946	$18,633	$19,670	$20,766	$17,276	$4,062	$89,353
GAAP Weighted Average Floating Rate Debt (2)	—	—	—	—	—	—	—

GAAP Weighted Average Fixed Rate Debt (2)	5.51%	3.89%	5.96%	5.70%	4.39%	3.78%	4.13%

Total GAAP Weighted Average Rate (2)	5.51%	3.89%	5.96%	5.70%	4.39%	3.78%	4.13%

Total Stated Weighted Average Rate	5.44%	3.77%	5.87%	5.63%	4.32%	3.67%	4.03%

Unsecured Credit Facility—Matures April 24, 2022

	Facility	Outstanding at 6/30/2017	Letters of Credit	Remaining Capacity at 6/30/2017
Unsecured Line of Credit	$1,500,000	$—	$1,530	$1,498,470
Unsecured Term Loan	$500,000	$—	N/A	$500,000

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Unsecured Debt	70.83%	4.12%	4.21%	5.4
Secured Debt	29.17%	3.79%	3.96%	8.7

Consolidated Debt	100.00%	4.03%	4.13%	6.4

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	—	—	—	—
Fixed Rate Debt	100.00%	4.03%	4.13%	6.4

Consolidated Debt	100.00%	4.03%	4.13%	6.4

(1)	Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 17.
(2)	The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges and the effects of hedging transactions.

SECOND QUARTER 2017

SENIOR UNSECURED DEBT COVENANT COMPLIANCE RATIOS

(dollars in thousands)

In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.

This section presents such ratios as of June 30, 2017 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture. This section also presents certain other indenture-related data that we believe assists investors in evaluating the Company’s unsecured debt securities.

		June 30, 2017
Total Assets:
Capitalized Property Value (1)		$23,896,187
Cash and Cash Equivalents		492,435
Investments in Securities		26,781
Undeveloped Land, at Cost (including BXP’s share of unconsolidated joint ventures)		296,456
Development in Process, at Cost (including BXP’s share of unconsolidated joint ventures)		1,611,719

Total Assets		$26,323,578

Unencumbered Assets		$20,866,098

Consolidated Secured Debt (Fixed and Variable) (2)		$3,073,830
Unconsolidated Joint Venture Debt (3)		318,857
Contingent Liabilities & Letters of Credit		7,379
Unsecured Debt (4)		7,300,000

Total Outstanding Debt		$10,700,066

Consolidated EBITDA:
Income before Gains on Sales of Real Estate (per Consolidated Income Statement)		$163,243
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(3,108)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(730)
Subtract: Gains from Early Extinguishments of Debt (per Consolidated Income Statement)		(14,354)
Add: Interest Expense (per Consolidated Income Statement)		95,143
Add: Depreciation and Amortization (per Consolidated Income Statement)		151,919

EBITDA		392,113
Add: BXP’s share of unconsolidated joint venture EBITDA		16,290

Consolidated EBITDA		$408,403

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$95,143
Add: BXP’s share of unconsolidated joint venture interest expense		3,822
Less: Amortization of financing costs (including BXP’s share of unconsolidated joint ventures)		(2,544)
Less: Interest expense funded by construction loan draws		—

Adjusted Interest Expense		$96,421

	Test	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	40.6%
Secured Debt/Total Assets	Less than 50%	12.9%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	4.24
Unencumbered Assets/ Unsecured Debt	Greater than 150%	285.8%

Unencumbered Consolidated Property EBITDA (5)		$338,436

Unencumbered Interest Coverage (Unencumbered Consolidated Property EBITDA to Unsecured Interest Expense)		4.50

% of Unencumbered Consolidated Property EBITDA to Consolidated EBITDA		82.9%

# of in-service unencumbered properties		152

(1)	Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Includes capital lease obligations of $50,923 and deferred financing costs, net of $36,624.
(3)	Excludes aggregate deferred financing costs, net of $1,133.
(4)	Excludes aggregate debt discount of $17,474 and deferred financing costs, net of $32,170.
(5)	Unencumbered Consolidated Property EBITDA is a non-GAAP financial measure equal to Consolidated EBITDA excluding corporate revenue and expenses, encumbered consolidated Property EBITDA, EBITDA from land and properties that have either been disposed of or not fully placed in-service and items that, in the Company’s view, are not representative of a property’s standard ongoing performance, such as termination income and other similar items. For the three months ended June 30, 2017, these excluded amounts were approximately $(18,728), $76,490, $(2,038) and $14,243, respectively.

SECOND QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (1)

as of June 30, 2017

(dollars in thousands)

Balance Sheet Information

Property	BXP’s Nominal Ownership	Net Equity	Mortgage/ Construction Loans Payable, Net
540 Madison Avenue	60.00%	$68,325	$71,888
Market Square North	50.00%	(7,490)	61,006
Metropolitan Square	20.00%	2,496	32,929
901 New York Avenue	25.00%	(9,719)	55,915
Wisconsin Place Parking Facility	33.33%	40,704	—
Annapolis Junction (2)	50.00%	19,392	44,745
500 North Capitol Street, N.W.	30.00%	(3,396)	31,395
Colorado Center	49.80%	514,747	—
The Hub on Causeway—Podium	50.00%	45,616	—
The Hub on Causeway—Hotel	50.00%	1,561	—
The Hub on Causeway—Residential	50.00%	23,799	—
1001 6th Street	50.00%	42,428	—
Dock 72	50.00%	55,646	—
1265 Main Street	50.00%	4,654	19,846

		798,763
Investments with deficit balances reflected within Other Liabilities		20,605

Investment in Joint Ventures		$819,368	$317,724

Debt Maturities and Principal Payments by Property

Property	2017	2018	2019	2020	2021	Thereafter	Total
540 Madison Avenue (60%)	$—	$72,000	$—	$—	$—	$—	$72,000
Market Square North (50%)	582	1,205	1,265	58,091	—	—	61,143
901 New York Avenue (25%)	—	—	—	970	1,095	54,185	56,250
Metropolitan Square (20%)	280	586	620	31,501		—	32,987
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
1265 Main Street (50%)	186	383	398	413	429	18,238	20,047
Annapolis Junction Building One (50%)	256	19,519	—	—	—	—	19,775 (3)
Annapolis Junction Buildings Seven & Eight (50%)	163	326	17,723	—	—	—	18,212
Annapolis Junction Building Six (50%)	135	6,808	—	—	—	—	6,943
Dock 72 (50%)	—	—	—	—	—	—	—

	1,602	100,827	20,006	90,975	1,524	103,923	318,857
Deferred Financing Costs, Net	(188)	(268)	(186)	(115)	(77)	(299)	(1,133)

Mortgage/Construction Loans Payable, Net	$1,414	$100,559	$19,820	$90,860	$1,447	$103,624	$317,724

GAAP Weighted Average Rate	4.55%	3.60%	3.75%	5.20%	3.54%	3.86%	4.17%
% of Total Mortgage/Construction Loans Payable, Net	0.45%	31.65%	6.24%	28.60%	0.46%	32.60%	100.00%
Balloon Payments	$—	$98,032	$17,397	$88,387	$—	$95,437	$299,253
Scheduled Amortization	$1,602	$2,795	$2,609	$2,588	$1,524	$8,486	$19,604

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity (years)
Floating Rate Debt	36.71%	3.41%	3.60%	1.2
Fixed Rate Debt	63.29%	4.44%	4.50%	5.9

Total Debt	100.00%	4.06%	4.17%	4.2

(1)	Amounts represent the Company’s share based on its ownership percentage. For additional details, see page 47.
(2)	Annapolis Junction includes four in-service properties and two undeveloped land parcels.
(3)	On April 11, 2016, a notice of event of default was received from the lender because the loan to value ratio is not in compliance with the applicable covenant in the loan agreement. On October 17, 2016, the lender notified the joint venture that it has elected to charge the default rate on the loan. The default rate is defined as LIBOR plus 5.75% per annum. Subsequently, the cash flows generated from the property have become insufficient to fund debt service payments and capital improvements necessary to lease and operate the property and the joint venture is not prepared to fund additional cash shortfalls at this time. Consequently, the joint venture is not current on making debt service payments and remains in default. The loan has one, three-year extension option, subject to certain conditions including that no event of default exists or is ongoing.

SECOND QUARTER 2017

UNCONSOLIDATED JOINT VENTURES (continued)

(unaudited and dollars in thousands)

Results of Operations

for the three months ended June 30, 2017

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place Parking Facility	Annapolis Junction (1)	500 North Capitol Street, N.W.	Colorado Center		1265 Main Street	Other Joint Ventures (2)	Total Unconsolidated Joint Ventures
REVENUE
Rental (3)	$7,044	$3,424	$4,695	$6,900		$1,011	$1,888	$2,905	$14,572		$994	$282	$43,715
Operating recoveries	696	863	1,367	1,246		255	566	1,243	500		194	—	6,930
Straight-line rent	(635)	1,121	1,746	518		—	212	88	1,282		—	—	4,332
Fair value lease revenue	—	—	—	—		—	—	—	96		—	—	96
Termination income	—	—	(13)	—		—	—	—	—		—	—	(13)

Total revenue	7,105	5,408	7,795	8,664		1,266	2,666	4,236	16,450		1,188	282	55,060

EXPENSES
Operating	3,483	2,363	3,593	3,405		480	1,561	1,403	5,217		215	383	22,103

NET OPERATING INCOME/(LOSS)	3,622	3,045	4,202	5,259		786	1,105	2,833	11,233		973	(101)	32,957
Interest	813	1,506	2,369	2,075		—	1,163	1,116	—		385	—	9,427
Depreciation and amortization	1,881	1,001	1,953	1,489		1,383	1,070	954	4,088		405	—	14,224

SUBTOTAL	2,694	2,507	4,322	3,564		1,383	2,233	2,070	4,088		790	—	23,651

NET INCOME/(LOSS)	$928	$538	$(120)	$1,695		$(597)	$(1,128)	$763	$7,145		$183	$(101)	$9,306

BXP’s nominal ownership percentage	60.00%	50.00%	20.00%	25.00%		33.33%	50.00%	30.00%	49.80%		50.00%	50.00%

BXP’s share of net income/(loss)	$556	$269	$(24)	$449	(4)	$(169)	$(564)	$229	$3,558		$91	$(51)	$4,344
Basis differential
Rental	$—	$—	$—	$—		$—	$—	$—	$(208)		$—	$—	$(208)
Straight-line rent	—	—	—	—		—	—	—	888	(5)	—	—	888
Fair value lease revenue	—	—	—	—		—	—	—	444	(5)	—	—	444
Termination income	—	—	—	—		—	—	—	407		—	—	407
Depreciation and amortization	173	(2)	(5)	(6)		(7)	(4)	5	(2,917	)(5)	(4)	—	(2,767)

Total basis differential (6)	173	(2)	(5)	(6)		(7)	(4)	5	(1,386	)(5)	(4)	—	(1,236)

Income/(loss) from unconsolidated joint ventures	$729	$267	$(29)	$443	(4)	$(176)	$(568)	$234	$2,172		$87	$(51)	$3,108
Gain on investment	—	—	—	—		—	—	—	—		—	—	—
BXP’s share of depreciation & amortization	1,026	521	425	1,151	(4)	474	559	302	4,957		214	—	9,629

BXP’s share of Funds from Operations (FFO)	$1,755	$788	$396	$1,594		$298	$(9)	$536	$7,129		$301	$(51)	$12,737

BXP’s share of interest expense	$488	$753	$474	$997	(4)	$—	$582	$335	$—		$193	$—	$3,822

BXP’s share of amortization of financing costs	$31	$10	$5	$21		$—	$28	$4	$—		$3	$—	$102

BXP’s share of capitalized interest	$—	$—	$(6)	$—		$—	$—	$—	$—		$—	$—	$(6)

BXP’s share of non-cash termination income adjustment
(fair value lease amounts)	$—	$—	$—	$—		$—	$—	$—	$214		$—	$—	$214

BXP’s share of revenue (7)	$4,263	$2,704	$1,559	$4,163	(4)	$422	$1,333	$1,271	$9,724		$594	$141	$26,174
BXP’s share of operating expenses	2,090	1,181	719	1,636	(4)	160	781	421	2,598		107	191	9,884

BXP’s share of net operating income/(loss) (7)	2,173	1,523	840	2,527	(4)	262	552	850	7,126		487	(50)	16,290
Less:
BXP’s share of termination income	—	—	(3)	—	(4)	—	—	—	407		—	—	404

BXP’s share of net operating income/(loss)
(excluding termination income) (7)	2,173	1,523	843	2,527	(4)	262	552	850	6,719		487	(50)	15,886
Less:
BXP’s share of straight-line rent	(381)	560	349	249	(4)	—	106	26	1,526		—	—	2,435
BXP’s share of fair value lease revenue	—	—	—	—	(4)	—	—	—	492		—	—	492
Add:
BXP’s share of lease transaction costs that qualify as rent inducements	—	194	—	9	(4)	—	20	—	—		—	—	223

BXP’s share of net operating income/(loss) - cash (excluding termination income) (7)	$2,554	$1,157	$494	$2,287	(4)	$262	$466	$824	$4,701		$487	$(50)	$13,182

(1)	Annapolis Junction includes four properties in service and two undeveloped land parcels.
(2)	Includes The Hub on Causeway, 1001 6th Street and Dock 72.
(3)	Includes approximately $68 of management services income and approximately $81 of interest and other income.
(4)	Reflects the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(5)	The Company’s purchase price allocation under ASC 805 for Colorado Center differs from the historical basis of the venture resulting in the majority of the basis differential for this venture.
(6)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
(7)	Includes the Company’s share of approximately $39 of management services income and approximately $38 of interest and other income.

SECOND QUARTER 2017

CONSOLIDATED JOINT VENTURES

(unaudited and in thousands)

Balance Sheets

as of June 30, 2017

BXP’s ownership percentage	60.00%		55.00%	95.00%

			Norges Joint Ventures
	767 Fifth Avenue (The GM Building)(1)		Times Square Tower 601 Lexington Avenue 100 Federal Street Atlantic Wharf Office(1)	Salesforce Tower(1)	Total Consolidated Joint Ventures
ASSETS
Real estate, net	$3,394,075		$2,212,147	$920,658	$6,526,880
Cash and cash held in escrows	164,469		160,221	2,245	326,935
Other assets	103,167		179,628	2,711	285,506

Total assets	$3,661,711		$2,551,996	$925,614	$7,139,321

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,265,255	(2)	$678,577	$—	$2,943,832
Other liabilities	130,049		89,497	67,113	286,659

Total liabilities	2,395,304		768,074	67,113	3,230,491

Equity:
Boston Properties, Inc.	760,735		660,696	833,340	2,254,771
Noncontrolling interests	505,672		1,123,226	25,161	1,654,059	(3)

Total equity	1,266,407		1,783,922	858,501	3,908,830

Total liabilities and equity	$3,661,711		$2,551,996	$925,614	$7,139,321

Partners’ share of consolidated debt	$906,125		$305,360	$—	$1,211,485

(1)	Certain balances contain amounts that eliminate in consolidation.
(2)	See footnote 1 on page 8.
(3)	Amount excludes preferred shareholders’ capital of approximately $0.1 million.

SECOND QUARTER 2017

CONSOLIDATED JOINT VENTURES (continued)

(unaudited and in thousands)

Income Statements

for the three months ended June 30, 2017

		Norges Joint Ventures
		Times Square Tower
		601 Lexington Avenue		Total
	767 Fifth Avenue	100 Federal Street		Consolidated
	(The GM Building)	Atlantic Wharf Office	Salesforce Tower	Joint Ventures
REVENUE
Rental	$70,224	$96,883	$—	$167,107
Straight-line rent	853	(8,148)	—	(7,295)
Fair value lease revenue	3,686	236	—	3,922
Termination income	6,264	—	—	6,264
Parking and other	—	1,287	—	1,287

Total revenue	81,027	90,258	—	171,285

EXPENSES
Operating	28,814	34,282	—	63,096

NET OPERATING INCOME	52,213	55,976	—	108,189
Management services income	(558)	(710)	—	(1,268)
Interest and other income	(59)	(334)	(8)	(401)
Interest expense	23,321	7,686	—	31,007
Interest expense—outside members’ notes	7,078	—	—	7,078
Fair value interest adjustment	(8,660)	—	—	(8,660)
Depreciation and amortization	25,189	20,590	—	45,779
Gain from early extinguishment of debt	(14,606)			(14,606)
Other	—	39	—	39

SUBTOTAL	31,705	27,271	(8)	58,968

NET INCOME/(LOSS)	$20,508	$28,705	$8	$49,221

BXP’s ownership percentage	60.00%	55.00%	95.00%

Partners’ share of NOI (1)	$20,885	$25,189	$—	$46,074

BXP’s share of NOI	$31,328	$30,787	$—	$62,115

Unearned portion of capitalized fees (2)	$108	$494	$5	$607

Reconciliation of partners’ noncontrolling interest (NCI):
Net income/(loss)	$20,508	$28,705	$8	$49,221
Add depreciation & amortization—BXP’s basis difference	30	43	—	73
Special allocation—BXP’s basis	—	(89)	—	(89)
Add partners’ share of outside members’ loan interest	7,078	—	—	7,078

Net income/(loss) before interest allocation	$27,616	$28,659	$8	$56,283

Partners’ share of net income before interest allocation (1)	$11,046	$12,896	$—	$23,942
Partners’ share of outside members’ loan interest (1)	(7,078)	—	—	(7,078)
Allocation of management and other fees to non-controlling partners (1)	(762)	(769)	—	(1,531)
Accretion and adjustments (1)	—	—	(130)	(130)

Partners’ NCI (1)	$3,206	$12,127	$(130)	$15,203

Reconciliation of partners’ share of FFO:
Net income/(loss)	$20,508	$28,705	$8	$49,221
Add depreciation & amortization	25,189	20,590	—	45,779

Entity FFO	$45,697	$49,295	$8	$95,000

Partners’ NCI (1)	$3,206	$12,127	$(130)	$15,203
Partners’ share of depreciation and amortization after BXP’s basis differential (1)	10,063	9,264	—	19,327

Partners’ share FFO (1)	$13,269	$21,391	$(130)	$34,530

Reconciliation of BXP’s share of FFO:
BXP’s share of net income/(loss) adjusted for partners’ NCI	$17,302	$16,578	$138	$34,018
Depreciation & amortization—BXP’s basis difference	30	43	—	73
BXP’s share of depreciation & amortization	15,095	11,283	—	26,378

BXP’s share of FFO	$32,427	$27,904	$138	$60,469

Partners’ share of select items (1):
Partners’ share of revenue	$32,411	$40,616	$—	$73,027

Partners’ share of interest expense	$12,942	$3,459	$—	$16,401

Partners’ share of fair value interest adjustment	$(3,464)	$—	$—	$(3,464)

Partners’ share of amortization of financing costs	$170	$36	$—	$206

Partners’ share of capitalized interest	$18	$220	$—	$238

Partners’ share of non-cash termination income adjustment (fair value lease amounts)	$(210)	$—	$—	$(210)

Partners’ share of non-cash gain on extinguishment of debt	$5,878	$—	$—	$5,878

Reconciliation of Partners’ share of NOI (1):
Rental revenue	$32,411	$40,616	$—	$73,027
Less: Termination income	2,506	—	—	2,506

Rental revenue (excluding termination income)	29,905	40,616	—	70,521
Operating expenses	11,526	15,427	—	26,953

NOI (excluding termination income)	$18,379	$25,189	$—	$43,568

Rental revenue (excluding termination income)	$29,905	$40,616	—	$70,521
Less: Straight-line rent	341	(3,667)	—	(3,326)
Fair value lease revenue	1,474	106	—	1,580

Subtotal	28,090	44,177	—	72,267
Less: Operating expenses	11,526	15,427	—	26,953

NOI—cash (excluding termination income)	$16,564	$28,750	$—	$45,314

(1)	Amounts represent the partners’ share based on their respective ownership percentage.
(2)	Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.

SECOND QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI)

(in thousands)

	For the three months ended
	June 30, 2017		June 30, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$133,709		$96,597
Preferred dividends	2,625		2,589

Net income attributable to Boston Properties, Inc.	136,334		99,186
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	15,473		11,357
Noncontrolling interest in property partnerships	15,203		6,814

Net income	167,010		117,357
Gains on sales of real estate	(3,767)		—

Income before gains on sales of real estate	163,243		117,357
Add:
Interest expense	95,143		105,003
Depreciation and amortization	151,919		153,175
Transaction costs	299		913
General and administrative expense	27,141		25,418
Subtract:
Gains from early extinguishments of debt	(14,354)		—
Gains from investments in securities	(730)		(478)
Interest and other income	(1,504)		(1,524)
Income from unconsolidated joint ventures	(3,108)		(2,234)
Development and management services income	(7,365)		(5,533)

Net Operating Income (NOI)	410,684		392,097
Add:
BXP’s share of NOI from unconsolidated joint ventures	16,290	(1)	10,672
Subtract:
Partners’ share of NOI from consolidated joint ventures	(46,074	)(2)	(44,208)

BXP’s Share of NOI	380,900		358,561
Subtract:
Termination income	(13,601)		(7,654)
BXP’s share of termination income from unconsolidated joint ventures	(404	)(1)	(4)
Add:
Partners’ share of termination income from consolidated joint ventures	2,506	(2)	44

BXP’s Share of NOI (excluding termination income)	$369,401		$350,947

Net Operating Income (NOI)	$410,684		$392,097
Subtract:
Termination income	(13,601)		(7,654)
NOI from non Same Properties (excluding termination income) (3)	(9,282)		(12,292)

Same Property NOI (excluding termination income)	387,801		372,151
Subtract:
Partners’ share of NOI from consolidated joint ventures (excluding termination income)	(43,568	)(2)	(44,164)
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income) (3)	(886)		1,367
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	15,886	(1)	10,668
Subtract:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	(7,206)		(1,331)

BXP’s Share of Same Property NOI (excluding termination income)	$352,027		$338,691

(1)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.
(2)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include properties that were sold prior to June 30, 2017 and therefore are no longer a part of the Company’s property portfolio.

SECOND QUARTER 2017

RECONCILIATION OF NET INCOME ATTRIBUTABLE TO BOSTON PROPERTIES, INC. COMMON SHAREHOLDERS TO NET OPERATING INCOME (NOI) - CASH

(in thousands)

	For the three months ended
	June 30, 2017		June 30, 2016
Net income attributable to Boston Properties, Inc. common shareholders	$133,709		$96,597
Preferred dividends	2,625		2,589

Net income attributable to Boston Properties, Inc.	136,334		99,186
Net income attributable to noncontrolling interests:
Noncontrolling interest—common units of the Operating Partnership	15,473		11,357
Noncontrolling interest in property partnerships	15,203		6,814

Net income	167,010		117,357
Gains on sales of real estate	(3,767)		—

Income before gains on sales of real estate	163,243		117,357
Add:
Interest expense	95,143		105,003
Depreciation and amortization	151,919		153,175
Transaction costs	299		913
General and administrative expense	27,141		25,418
Subtract:
Gains from early extinguishments of debt	(14,354)		—
Gains from investments in securities	(730)		(478)
Interest and other income	(1,504)		(1,524)
Income from unconsolidated joint ventures	(3,108)		(2,234)
Development and management services income	(7,365)		(5,533)

Net Operating Income (NOI)	410,684		392,097
Subtract:
Straight-line rent	(3,060)		6,503
Fair value lease revenue	(5,464)		(8,808)
Termination income	(13,601)		(7,654)
Add:
Straight-line ground rent expense adjustment (1)	929		971
Lease transaction costs that qualify as rent inducements (2)	115		2,200

NOI—cash (excluding termination income)	389,603		385,309
Subtract:
NOI—cash from non Same Properties (excluding termination income) (3)	(6,818)		(19,492)

Same Property NOI—cash (excluding termination income)	382,785		365,817
Subtract:
Partners’ share of NOI—cash from consolidated joint ventures (excluding termination income)	(45,314	) (4)	(40,415)
Add:
Partners’ share of NOI—cash from non Same Properties from consolidated joint ventures (excluding termination income) (3)	(882)		1,577
BXP’s share of NOI—cash from unconsolidated joint ventures (excluding termination income)	13,182	(5)	8,881
Subtract:
BXP’s share of NOI—cash from non Same Properties from unconsolidated joint ventures (excluding termination income) (3)	(5,188)		(689)

BXP’s Share of Same Property NOI—cash (excluding termination income)	$344,583		$335,171

(1)	In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(531) and $(36) for the three months ended June 30, 2017 and 2016, respectively. As of June 30, 2017, the Company has remaining lease payments aggregating approximately $27.1 million, all of which it expects to incur by the end of 2020 with no payments thereafter. Under GAAP, the Company is recognizing expense of $(87) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2020 may vary significantly.
(2)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 12.
(3)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, non Same Properties include dispositions that occurred prior to June 30, 2017 and therefore are no longer a part of the Company’s property portfolio.
(4)	For disclosures related to the calculation of Partners’ share from consolidated joint ventures, see page 20.
(5)	For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures, see page 18.

SECOND QUARTER 2017

SAME PROPERTY NET OPERATING INCOME (NOI) BY REPORTABLE SEGMENT

(dollars in thousands)

	Office (1)				Hotel & Residential
	For the three months ended				For the three months ended
	30-Jun-17	30-Jun-16	$ Change	% Change	30-Jun-17	30-Jun-16	$ Change	% Change
Rental Revenue	$612,298	$582,547			$17,585	$16,896
Less: Termination income	13,601	7,540			—	—

Rental revenue (excluding termination income) (2)	598,697	575,007	$23,690	4.1%	17,585	16,896	$689	4.1%
Less: Operating expenses and real estate taxes	218,442	210,168	8,274	3.9%	10,039	9,584	455	4.7%

NOI (excluding termination income) (3)	$380,255	$364,839	$15,416	4.2%	$7,546	$7,312	$234	3.2%

Rental revenue (excluding termination income) (2)	$598,697	$575,007			$17,585	$16,896
Less: Straight-line rent and fair value lease revenue	6,050	7,663	(1,613)	(21.0)%	10	19	(9)	(47.4)%
Add: Lease transaction costs that qualify as rent inducements (4)	115	377	(262)	(69.5)%	—	—	—	—

Subtotal	592,762	567,721	25,041	4.4%	17,575	16,877	698	4.1%
Less: Operating expenses and real estate taxes	218,442	210,168	8,274	3.9%	10,039	9,584	455	4.7%
Add: Straight-line ground rent expense (5)	929	971	(42)	(4.3)%	—	—	—	—

NOI (excluding termination income)—cash	$375,249	$358,524	$16,725	4.7%	$7,536	$7,293	$243	3.3%

	Consolidated Total (1)				Unconsolidated Joint Ventures (BXP’s share)
	For the three months ended				For the three months ended
	30-Jun-17	30-Jun-16	$ Change	% Change	30-Jun-17	30-Jun-16	$ Change	% Change
Rental Revenue	$629,883	$599,443			$15,856	$16,428
Less: Termination income	13,601	7,540			(3)	4

Rental revenue (excluding termination income) (2)	616,282	591,903	$24,379	4.1%	15,859	16,424	$(565)	(3.4)%
Less: Operating expenses and real estate taxes	228,481	219,752	8,729	4.0%	7,179	7,087	92	1.3%

NOI (excluding termination income) (3)	$387,801	$372,151	$15,650	4.2%	$8,680	$9,337	$(657)	(7.0)%

Rental revenue (excluding termination income) (2)	$616,282	$591,903			$15,859	$16,424
Less: Straight-line rent and fair value lease revenue	6,060	7,682	(1,622)	(21.1)%	909	1,144	(235)	(20.5)%
Add: Lease transaction costs that qualify as rent inducements (4)	115	377	(262)	(69.5)%	223	—	223	100.0%

Subtotal	610,337	584,598	25,739	4.4%	15,173	15,280	(107)	(0.7)%
Less: Operating expenses and real estate taxes	228,481	219,752	8,729	4.0%	7,179	7,087	92	1.3%
Add: Straight-line ground rent expense (5)	929	971	(42)	(4.3)%	—	—	—	—

NOI (excluding termination income)—cash (6)	$382,785	$365,817	$16,968	4.6%	$7,994	$8,193	$(199)	(2.4)%

	Partners’ share of Consolidated Joint Ventures				BXP’s Share (7)
	For the three months ended				For the three months ended
	30-Jun-17	30-Jun-16	$ Change	% Change	30-Jun-17	30-Jun-16	$ Change	% Change
Rental Revenue	$72,637	$67,276			$573,102	$548,595
Less: Termination income	2,506	(7)			11,092	7,551

Rental revenue (excluding termination income) (2)	70,131	67,283	$2,848	4.2%	562,010	541,044	$20,966	3.9%
Less: Operating expenses and real estate taxes	25,677	24,486	1,191	4.9%	209,983	202,353	7,630	3.8%

NOI (excluding termination income) (3)	$44,454	$42,797	$1,657	3.9%	$352,027	$338,691	$13,336	3.9%

Rental revenue (excluding termination income) (2)	$70,131	$67,283			$562,010	$541,044
Less: Straight-line rent and fair value lease revenue	(1,742)	3,958	(5,700)	(144.0)%	8,711	4,868	3,843	78.9%
Add: Lease transaction costs that qualify as rent inducements (4)	—	—	—	—	338	377	(39)	(10.3)%

Subtotal	71,873	63,325	8,548	13.5%	553,637	536,553	17,084	3.2%
Less: Operating expenses and real estate taxes	25,677	24,486	1,191	4.9%	209,983	202,353	7,630	3.8%
Add: Straight-line ground rent expense (5)	—	—	—	—	929	971	(42)	(4.3)%

NOI (excluding termination income)—cash (6)	$46,196	$38,839	$7,357	18.9%	$344,583	$335,171	$9,412	2.8%

(1)	Includes 100% share of consolidated joint ventures. Same Property consolidated joint venture properties includes (a) 767 Fifth Avenue (The GM Building), 601 Lexington Avenue (excluding the portion removed from the complex as part of a planned redevelopment) and Times Square Tower in New York City and (b) 100 Federal Street and Atlantic Wharf Office Building in Boston, MA.
(2)	Rental Revenue (excluding termination income) is used internally by the Company as a performance measure and provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
(3)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to net operating income (NOI) (excluding termination income), see page 21. For disclosures relating to the Company’s use of NOI, see page 48.
(4)	Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 13.
(5)	Excludes the straight-line impact of approximately $(531) and $(36) for the three months ended June 30, 2017 and 2016, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station. For additional information, see page 22.
(6)	For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to NOI—cash (excluding termination income), see page 22. For disclosures relating to the Company’s use of NOI, see page 48.
(7)	BXP’s Share represents consolidated plus the Company’ share of unconsolidated joint ventures less the partners’ share of consolidated joint ventures. For disclosures relating to the Company’s use of BXP’s Share, see page 47.

SECOND QUARTER 2017

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy

	Second Quarter			Percent Change	YTD			Percent Change
	2017		2016		2017		2016
The Avant at Reston Town Center (359 units)
Reston, VA
Average Monthly Rental Rate (1)	$2,386		$2,367	0.8%	$2,378		$2,347	1.3%
Average Rental Rate Per Occupied Square Foot (1)	$2.64		$2.60	1.5%	$2.61		$2.57	1.6%
Average Physical Occupancy (1) (2)	95.9%		94.0%	2.0%	92.9%		93.4%	(0.5)%
Average Economic Occupancy (2)	94.5%		93.9%	0.6%	92.2%		93.3%	(1.2)%
The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (3)	$4,280		$4,150	3.1%	$4,224		$4,153	1.7%
Average Rental Rate Per Occupied Square Foot (3)	$4.71		$4.59	2.6%	$4.69		$4.57	2.6%
Average Physical Occupancy (2) (3)	95.4%		95.4%	—	94.6%		96.1%	(1.6)%
Average Economic Occupancy (2)	96.9%		96.4%	0.5%	95.3%		97.6%	(2.4)%
Boston Marriott Cambridge (433 rooms)
Cambridge, MA
Average Occupancy	85.9%	(4)	84.3%	1.9%	76.3%	(4)	79.7%	(4.3)%
Average Daily Rate	$304.82	(4)	$299.42	1.8%	$268.01	(4)	$263.61	1.7%
Revenue per available room	$261.98	(4)	$252.34	3.8%	$204.37	(4)	$210.21	(2.8)%

Net Operating Income (dollars in thousands) (5)

	Residential					Hotel
	Second Quarter				Percent Change	Second Quarter		Percent Change
	2017		2016			2017	2016
Rental Revenue	$4,210	(6)	$4,088	(6)	3.0%	$13,375	$12,808	4.4%
Less: Operating expenses and real estate taxes	1,635		1,606		1.8%	8,404	7,978	5.3%

Net Operating Income	$2,575	(6)	$2,482	(6)	3.7%	$4,971	$4,830	2.9%

Rental Revenue	$4,210	(6)	$4,088	(6)		$13,375	$12,808
Less: Straight-line rent and fair value lease revenue	13		18		(27.8)%	(3)	1	(400.0)%

Subtotal	4,197		4,070		3.1%	13,378	12,807	4.5%
Less: Operating expenses and real estate taxes	1,635		1,606		1.8%	8,404	7,978	5.3%

Net Operating Income—cash basis	$2,562	(6)	$2,464	(6)	4.0%	$4,974	$4,829	3.0%

(1)	Excludes 26,179 square feet of retail space which is 100% leased.
(2)	For disclosures related to the Company’s definition of Average Physical Occupancy and Average Economic Occupancy, see page 47.
(3)	Excludes 9,617 square feet of retail space which is 100% leased.
(4)	The hotel is undergoing a room renovation project, on all of its 433 rooms, which is near substantial completion. For additional information, see page 25.
(5)	For disclosures related to the Company’s definition of Net Operating Income, see page 48.
(6)	Includes 35,796 square feet of retail space, which had revenue of approximately $531 and $483 for the three months ended June 30, 2017 and 2016, respectively.

SECOND QUARTER 2017

CAPITAL EXPENDITURES, TENANT IMPROVEMENT COSTS and LEASING COMMISSIONS

(dollars in thousands, except PSF amounts)

Capital Expenditures

	Q2 2017	Q1 2017	2016	2015	2014
Maintenance capital expenditures	$11,643	$10,677	$59,838	$56,383	$45,618
Partners’ share of maintenance capital expenditures from consolidated joint ventures	(1,004)	(2,129)	(2,569)	(5,565)	(4,377)
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures	17	211	1,029	1,653	1,369
Hotel improvements, equipment upgrades and replacements (1)	2,502	6,231	6,801	2,430	2,894
Planned capital expenditures associated with acquisition properties	—	—	87	6,914	14,652
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated joint ventures	—	—	—	(845)	(1,565)
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated joint ventures	396	62	230	—	—
Repositioning capital expenditures (2)	39,582	30,722	58,446	9,744	—
Partners’ share of repositioning capital expenditures from consolidated joint ventures	(9,357)	(5,740)	(2,746)	—	—
BXP’s share of repositioning capital expenditures from unconsolidated joint ventures (3)	105	41	494	76	—

Total BXP’s Share of Capital Expenditures	$43,884	$40,075	$121,610	$70,790	$58,591

2nd Generation Tenant Improvements and Leasing Commissions (4)

	Q2 2017	Q1 2017	2016	2015	2014
Square feet	1,340,600	914,880	4,970,991	5,204,123	3,936,046

Tenant improvements and lease commissions PSF	$63.96	$55.92	$62.04	$45.40	$29.60

(1)	Includes capital expenditures related to a room renovation project totaling approximately $2,300 for the quarter ended Q2 2017 and $8,800 in prior periods.
(2)	Q2 2017 amount includes capital expenditures related to the repositioning activities designed to enhance revenue potential at 1330 Connecticut Avenue in Washington, DC, 100 Federal Street (55% ownership) and Prudential Center Retail Improvements in Boston, MA, and 399 Park Avenue and 767 Fifth Avenue (the GM Building) (60% ownership) in New York City.
(3)	Includes capital expenditures related to the repositioning activities designed to enhance revenue potential at Metropolitan Square in Washington, DC.
(4)	Includes 100% of unconsolidated joint ventures.

SECOND QUARTER 2017

PORTFOLIO OVERVIEW

for the three months ended June 30, 2017

(dollars in thousands)

Rentable Square Footage of In-Service Properties by Location and Unit Type (1) (2)

Geographic Area	Office	Retail	Residential	Hotel	Total
Boston	12,634,737	863,587	77,480	330,000	13,905,804
New York	11,230,735	378,910	—	—	11,609,645
San Francisco and Los Angeles	6,847,612	354,782	—	—	7,202,394
Washington, DC	9,896,422	692,167	329,195	—	10,917,784

Total	40,609,506	2,289,446	406,675	330,000	43,635,627

% of Total	93.1%	5.2%	0.9%	0.8%	100.0%

Rentable Square Footage and Rental Revenue of In-Service Properties by Unit Type (1) (2)

		Rental Revenue
Unit Type	Square Feet	Consolidated		Partners’ share from Consolidated Joint Ventures (3)	BXP’s share from Unconsolidated Joint Ventures (4)	Total	% of Total
Office	40,609,506	$556,601		$(65,524)	$22,834	$513,911	85.3%
Retail	2,289,446	49,664		(6,621)	950	43,993	7.3%
Residential	406,675	3,521		—	—	3,521	0.6%
Hotel	330,000	13,294	(5)	—	—	13,294	2.2%
Parking and other	N/A	26,462	(6)	(882)	2,313	27,893	4.6%

Total	43,635,627	$649,542		$(73,027)	$26,097	$602,612	100.0%

Rentable Square Footage of In-Service Same Properties by Unit Type (1) (2) (7)

Same Properties	Office	Retail	Residential	Hotel	Total
Square Feet	38,213,530	2,214,729	406,675	330,000	41,164,934
% of Properties In-Service	94.1%	96.7%	100.0%	100.0%	94.3%

Percentage of BXP’s Share of Net Operating Income (excluding termination income) by Location and Type of Property (8)

Geographic Area	Office	Residential	Hotel	Total
Boston	29.7%	0.2%	1.3%	31.2%
New York	30.5%	—	—	30.5%
San Francisco and Los Angeles	18.0%	—	—	18.0%
Washington, DC	19.8%	0.5%	—	20.3%

Total	98.0%	0.7%	1.3%	100.0%

Geographic Area	CBD	Suburban	Total
Boston	24.6%	6.6%	31.2%
New York	27.8%	2.7%	30.5%
San Francisco and Los Angeles	14.6%	3.4%	18.0%
Washington, DC	8.6%	11.7%	20.3%

Total	75.6%	24.4%	100.0%

(1)	For the definition of In-Service Properties and related disclosures, see page 48.
(2)	Includes 100% of the rentable square footage of the Company’s In-Service Properties. For additional detail relating to the Company’s In-Service Properties, see pages 27-29.
(3)	For additional information, see page 20.
(4)	For additional information, see page 18.
(5)	Excludes approximately $81 of revenue from retail tenants that is included in Retail above.
(6)	Includes approximately $1,800 of other income.
(7)	Pages 27-29 indicate by footnote the properties that are not included as part of Same Properties.
(8)	BXP’s Share of Net Operating Income (NOI) (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to Boston Properties, Inc. common shareholders to BXP’s Share of NOI (excluding termination income), see page 21. For disclosures relating to the Company’s use of BXP’s Share of NOI (excluding termination income), see pages 47-48.

SECOND QUARTER 2017

IN-SERVICE PROPERTY LISTING

as of June 30, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
200 Clarendon Street	CBD Boston MA	1	1,751,028	84.0%	$64.11	N	CBD
100 Federal Street (55% ownership)	CBD Boston MA	1	1,241,458	93.4%	53.57	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,235,777	97.9%	59.97	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,455	97.3%	63.02	N	CBD
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,827	100.0%	68.97	N	CBD
(3) Prudential Center (retail shops)	CBD Boston MA	1	547,962	95.3%	81.56	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,583	91.7%	48.03	N	CBD
(3) Star Market at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.37	N	CBD

		8	6,993,325	93.2%	$62.11

355 Main Street	East Cambridge MA	1	265,342	100.0%	$71.70	N	CBD
90 Broadway	East Cambridge MA	1	223,771	100.0%	52.85	N	CBD
255 Main Street	East Cambridge MA	1	215,629	100.0%	55.60	N	CBD
300 Binney Street	East Cambridge MA	1	195,191	100.0%	53.30	N	CBD
150 Broadway	East Cambridge MA	1	177,226	100.0%	47.53	N	CBD
105 Broadway	East Cambridge MA	1	152,664	100.0%	61.47	N	CBD
325 Main Street	East Cambridge MA	1	115,361	100.0%	47.99	N	CBD
250 Binney Street	East Cambridge MA	1	67,362	100.0%	43.40	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	47.80	Y	CBD

		9	1,607,828	100.0%	$55.27

Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	995,699	78.3%	$39.32	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	526,985	99.0%	35.44	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	37.95	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	52.46	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,667	93.4%	36.72	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	298,890	85.9%	36.12	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	99.3%	36.81	N	S
(4) 10 CityPoint	Route 128 Mass Turnpike MA	1	241,460	96.6%	47.18	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	47.63	N	S
(4)(5) 1265 Main Street (50% ownership)	Route 128 Mass Turnpike MA	1	114,969	100.0%	43.86	Y	S
(4) Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	0.0%	—	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	40.81	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	19.47	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,606	71.2%	27.03	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	119,216	93.2%	27.78	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	37.82	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	43.26	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	28.28	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	41.63	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	31.13	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	41.81	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	50.68	N	S
(3) The Point	Route 128 Northwest MA	1	16,300	84.7%	52.44	N	S

		31	4,883,294	89.4%	$38.47

	Total Boston Office:	48	13,484,447	92.6%	$52.91

Residential
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,097			N	CBD

	Total Boston Residential:	1	87,097

Hotel
Boston Marriott Cambridge (433 rooms)	East Cambridge MA	1	334,260			N	CBD

	Total Boston Hotel:	1	334,260

	Total Boston:	50	13,905,804

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is a retail property.
(4)	Not included in Same Property analysis.
(5)	This is an unconsolidated joint venture property.

SECOND QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of June 30, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)	Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,847,237	92.9%	$150.17	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,713,251	86.9%	89.34	N	CBD
(3) 601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,437,044	98.7%	96.14	Y	CBD
599 Lexington Avenue	Park Avenue NY	1	1,059,041	94.3%	88.54	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,252,191	96.2%	78.57	N	CBD
250 West 55th Street	Times Square / West Side NY	1	980,927	86.2%	87.30	N	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	100.0%	124.90	N	CBD
(4) 540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,715	92.6%	101.11	Y	CBD

		8	8,929,004	92.9%	$103.14

One Tower Center	East Brunswick NJ	1	412,997	21.7%	$32.11	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	34.50	N	S
210 Carnegie Center	Princeton NJ	1	159,468	100.0%	37.37	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	31.79	N	S
212 Carnegie Center	Princeton NJ	1	151,547	86.9%	37.07	N	S
214 Carnegie Center	Princeton NJ	1	148,942	61.2%	35.42	N	S
506 Carnegie Center	Princeton NJ	1	140,312	27.7%	40.05	N	S
508 Carnegie Center	Princeton NJ	1	134,433	100.0%	34.42	N	S
202 Carnegie Center	Princeton NJ	1	134,381	82.5%	38.06	N	S
(5) 804 Carnegie Center	Princeton NJ	1	130,000	100.0%	37.10	N	S
504 Carnegie Center	Princeton NJ	1	121,990	99.4%	30.75	N	S
101 Carnegie Center	Princeton NJ	1	121,620	100.0%	36.35	N	S
502 Carnegie Center	Princeton NJ	1	121,460	71.8%	35.85	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	39.76	N	S
104 Carnegie Center	Princeton NJ	1	102,830	39.2%	36.41	N	S
(5) 103 Carnegie Center	Princeton NJ	1	96,332	83.4%	28.90	N	S
105 Carnegie Center	Princeton NJ	1	69,955	56.3%	33.04	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.70	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.40	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	33.72	N	S

		19	2,680,641	75.0%	$35.06

	Total New York:	27	11,609,645	88.7%	$89.85

San Francisco and Los Angeles
Office
Embarcadero Center Four	CBD San Francisco CA	1	938,071	88.7%	$69.02	N	CBD
Embarcadero Center One	CBD San Francisco CA	1	831,506	94.7%	62.01	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	788,929	94.8%	67.73	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	781,160	89.7%	61.09	N	CBD
680 Folsom Street	CBD San Francisco CA	2	524,793	98.9%	60.31	N	CBD
535 Mission Street	CBD San Francisco CA	1	307,235	100.0%	74.60	N	CBD
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	72.62	N	CBD

		8	4,197,774	93.4%	$65.23
601 and 651 Gateway	South San Francisco CA	2	506,279	98.0%	$41.00	N	S

611 Gateway	South San Francisco CA	1	260,337	35.4%	39.14	N	S
Mountain View Research Park	Mountain View CA	15	540,433	100.0%	43.71	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	60.92	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	65.7%	32.78	N	S
(5)(6) 3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	22.22	N	S
(6) North First Business Park	San Jose CA	5	190,636	87.2%	23.03	N	S

		26	1,887,063	88.7%	$39.14

(4)(5) Colorado Center (49.8% ownership)	West Los Angeles CA	6	1,117,557	82.3%	$58.16	N	CBD

	Total San Francisco and
	Los Angeles:	40	7,202,394	90.4%	$57.53

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	Approximately 13% of this complex was removed from the in-service portfolio upon commencement of construction of the planned redevelopment that occurred during the third quarter of 2016. As a result, the portion related to the planned redevelopment is not included in the Company’s Same Property analysis.
(4)	This is an unconsolidated joint venture property.
(5)	Not included in Same Property analysis.
(6)	Property held for redevelopment.

SECOND QUARTER 2017

IN-SERVICE PROPERTY LISTING (continued)

as of June 30, 2017

	Sub Market	Number of Buildings	Square Feet	Leased % (1)		Annualized Rental Obligations Per Leased SF (2)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	99.8%		$60.67	N	CBD
500 E Street, S.W.	Southwest Washington DC	1	251,994	100.0%		49.46	N	CBD
(3)(4) Metropolitan Square (20% ownership)	East End Washington DC	1	607,041	72.8%		62.47	Y	CBD
(3) 901 New York Avenue (25% ownership)	East End Washington DC	1	539,680	89.8%		66.23	Y	CBD
(5) 601 Massachusetts Avenue	East End Washington DC	1	478,751	91.8%		73.27	N	CBD
(3) Market Square North (50% ownership)	East End Washington DC	1	415,756	74.1%		66.80	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	100.0%		90.58	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	99.0%		47.71	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	253,121	98.0%		61.30	N	CBD
Sumner Square	CBD Washington DC	1	208,892	98.5%		51.08	N	CBD
(3) 500 North Capitol Street, N.W. (30% ownership)	Capitol Hill Washington DC	1	230,860	100.0%		69.08	Y	CBD

		11	4,391,326	91.3%		$64.99

South of Market	Reston VA	3	623,666	98.9%		$56.56	N	S
Fountain Square	Reston VA	2	518,345	88.8%		49.65	N	S
One Freedom Square	Reston VA	1	432,585	99.7%		48.34	N	S
Two Freedom Square	Reston VA	1	421,757	100.0%		47.56	N	S
One and Two Discovery Square	Reston VA	2	366,990	87.5%		44.93	N	S
One Reston Overlook	Reston VA	1	319,519	100.0%		39.58	N	S
Reston Corporate Center	Reston VA	2	261,046	100.0%		40.76	N	S
Democracy Tower	Reston VA	1	259,441	100.0%		60.85	N	S
(6) Fountain Square Retail	Reston VA	1	237,209	97.4%		52.23	N	S
Two Reston Overlook	Reston VA	1	134,615	100.0%		38.91	N	S

		15	3,575,173	96.7%		$49.00

Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%		$50.64	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,421	52.5%		33.03	N	S
New Dominion Technology Park - Building Two	Herndon VA	1	257,400	100.0%		42.78	N	S
New Dominion Technology Park - Building One	Herndon VA	1	235,201	100.0%		35.42	Y	S
Kingstowne Two	Springfield VA	1	156,251	76.6%		41.11	N	S
Kingstowne One	Springfield VA	1	151,483	75.6%		41.32	N	S
7601 Boston Boulevard	Springfield VA	1	114,028	100.0%		18.88	N	S
7435 Boston Boulevard	Springfield VA	1	103,557	83.4%		22.90	N	S
8000 Grainger Court	Springfield VA	1	88,775	100.0%		20.93	N	S
(6) Kingstowne Retail	Springfield VA	1	88,288	100.0%		36.37	N	S
7500 Boston Boulevard	Springfield VA	1	79,971	100.0%		16.58	N	S
7501 Boston Boulevard	Springfield VA	1	75,756	100.0%		28.84	N	S
7450 Boston Boulevard	Springfield VA	1	62,402	100.0%		17.55	N	S
7374 Boston Boulevard	Springfield VA	1	57,321	100.0%		18.03	N	S
8000 Corporate Court	Springfield VA	1	52,539	100.0%		14.38	N	S
7451 Boston Boulevard	Springfield VA	1	45,615	67.4%		26.58	N	S
7300 Boston Boulevard	Springfield VA	1	32,000	0.0%		—	N	S
7375 Boston Boulevard	Springfield VA	1	26,865	79.2%		28.77	N	S
(3) Annapolis Junction Building Seven (50% ownership)	Anne Arundel County MD	1	127,229	100.0%		31.79	Y	S
(3) Annapolis Junction Building Eight (50% ownership)	Anne Arundel County MD	1	125,685	0.0%		—	Y	S
(3) Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	75.2%		30.03	Y	S
(3) Annapolis Junction Building One (50% ownership)	Anne Arundel County MD	1	117,599	31.4%		106.61	Y	S

		22	2,595,911	82.1%		$35.17

	Total Washington Office:	48	10,562,410	90.9%		$52.61

Residential
The Avant at Reston Town Center (359 units)	Reston VA	1	355,374				N	S

	Total Washington Residential:	1	355,374

	Total Washington, DC:	49	10,917,784

	Total In-Service Properties:	166	43,635,627	90.8	%(7)	$63.39	(7)

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
(2)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(3)	This is an unconsolidated joint venture property.
(4)	On October 20, 2016, the Company and its partner in the unconsolidated joint venture that owns Metropolitan Square, completed the sale of an 80% interest in the joint venture. Prior to the sale, the Company owned a 51% interest in the joint venture. Following the sale, the Company continues to own a 20% interest in the joint venture. As a result, 31% of operating activities prior to the sale is not included in the Company’s Same Property analysis.
(5)	Not included in Same Property analysis.
(6)	This is a retail property.
(7)	Excludes Hotel and Residential properties. For disclosures relating to the Company’s Hotel and Residential properties, see page 24.

SECOND QUARTER 2017

OCCUPANCY BY LOCATION

Total In-Service Properties (1)

	CBD		Suburban		Total
Location	30-Jun-17	30-Jun-16	30-Jun-17	30-Jun-16	30-Jun-17	30-Jun-16
Boston	94.4%	92.4%	89.4%	89.4%	92.6%	91.3%
New York	92.9%	94.3%	75.0%	78.2%	88.7%	90.7%
San Francisco and Los Angeles	91.0%	91.2%	88.7%	89.1%	90.4%	90.5%
Washington, DC	91.3%	92.1%	90.6%	89.0%	90.9%	90.3%

Total Portfolio	92.8%	92.8%	87.3%	87.4%	90.8%	90.8%

Same Property Portfolio (1) (2)

	CBD		Suburban		Total
Location	30-Jun-17	30-Jun-16	30-Jun-17	30-Jun-16	30-Jun-17	30-Jun-16
Boston	94.4%	92.4%	90.2%	89.4%	93.0%	91.4%
New York	92.9%	95.2%	73.4%	77.1%	88.7%	91.3%
San Francisco and Los Angeles	93.4%	91.2%	87.2%	87.7%	91.6%	90.2%
Washington, DC	91.3%	92.7%	90.6%	89.0%	90.8%	90.5%

Total Portfolio	93.2%	93.2%	87.2%	87.0%	91.0%	90.9%

(1)	Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential and hotel properties.
(2)	For disclosures related to the Company’s definition of Same Properties, see page 48.

SECOND QUARTER 2017

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS (1)

	Tenant	% of BXP’s Share of Annualized Rental Obligations
1.	Arnold & Porter Kaye Scholer	3.22%
2.	US Government	2.75%
3.	Biogen	1.93%
4.	Shearman & Sterling	1.82%
5.	Kirkland & Ellis	1.66%
6.	Citibank	1.60%
7.	Ropes & Gray	1.55%
8.	O’Melveny & Myers	1.29%
9.	Wellington Management	1.21%
10.	Bank of America	1.18%
11.	Google	1.09%
12.	Weil Gotshal & Manges	1.06%
13.	Aramis (Estee Lauder)	1.01%
14.	Mass Financial Services	0.96%
15.	Microsoft	0.85%
16.	Morrison & Foerster	0.85%
17.	Morgan Lewis & Bockius	0.84%
18.	Hunton & Williams	0.84%
19.	WeWork	0.83%
20.	Starr Indemnity & Liability Co.	0.82%

	BXP’s Share of Annualized Rental Obligations	27.36%

	BXP’s Share of Square Feet	23.20%

NOTABLE SIGNED DEALS (2)

Tenant	Property	Square Feet
salesforce.com	Salesforce Tower	881,000
Marriott International	7750 Wisconsin Avenue	720,000
Akamai Technologies	145 Broadway	476,583

TENANT DIVERSIFICATION (1)

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations and Rental Obligations, see pages 47-48.
(2)	Represents leases signed with occupancy commencing in the future.

SECOND QUARTER 2017

LEASE EXPIRATIONS (1) (2) (3)

IN-SERVICE OFFICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	1,460,397	$97,212,565	$66.57	$98,337,821	$67.34	3.78%(4)
2018	1,427,350	87,874,352	61.56	88,974,265	62.34	3.70%
2019	3,376,691	181,543,962	53.76	185,268,004	54.87	8.75%
2020	4,070,475	248,399,274	61.02	254,803,952	62.60	10.55%
2021	3,756,862	198,929,968	52.95	211,733,582	56.36	9.74%
2022	4,198,475	245,450,664	58.46	261,532,005	62.29	10.88%
2023	1,573,598	89,943,305	57.16	103,458,513	65.75	4.08%
2024	2,741,073	162,002,141	59.10	176,829,852	64.51	7.10%
2025	2,442,727	142,932,967	58.51	161,180,575	65.98	6.33%
2026	2,594,637	196,597,298	75.77	216,010,274	83.25	6.72%
Thereafter	9,027,133	617,124,403	68.36	802,037,453	88.85	23.39%

IN-SERVICE RETAIL PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	89,637	$6,687,555	$74.61	$6,703,555	$74.79	4.43	%(4)
2018	107,193	17,505,670	163.31	18,055,845	168.44	5.30%
2019	111,900	7,683,005	68.66	7,777,201	69.50	5.54%
2020	183,516	11,683,627	63.67	11,978,872	65.27	9.08%
2021	159,421	21,593,563	135.45	23,229,718	145.71	7.89%
2022	228,010	20,217,966	88.67	21,939,873	96.22	11.28%
2023	186,635	15,140,265	81.12	16,499,274	88.40	9.23%
2024	114,109	10,655,391	93.38	12,137,874	106.37	5.65%
2025	132,139	8,700,625	65.84	9,623,819	72.83	6.54%
2026	111,807	13,523,598	120.95	15,867,901	141.92	5.53%
Thereafter	596,842	50,543,690	84.69	81,566,188	136.66	29.53%

TOTAL IN-SERVICE PROPERTIES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases p.s.f.	Annualized Rental Obligations Under Expiring Leases with future step-ups	Annualized Rental Obligations Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2017	1,550,034	$103,900,120	$67.03	$105,041,375	$67.77	3.82	%(4)
2018	1,534,543	105,380,022	68.67	107,030,110	69.75	3.78%
2019	3,488,591	189,226,968	54.24	193,045,205	55.34	8.59%
2020	4,253,991	260,082,901	61.14	266,782,823	62.71	10.48%
2021	3,916,283	220,523,532	56.31	234,963,301	60.00	9.64%
2022	4,426,485	265,668,631	60.02	283,471,878	64.04	10.90%
2023	1,760,233	105,083,570	59.70	119,957,787	68.15	4.33%
2024	2,855,182	172,657,533	60.47	188,967,726	66.18	7.03%
2025	2,574,866	151,633,592	58.89	170,804,394	66.34	6.34%
2026	2,706,444	210,120,896	77.64	231,878,175	85.68	6.66%
Thereafter	9,623,975	667,668,094	69.38	883,603,641	91.81	23.70%

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

OFFICE

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	288,962	$13,778,511	$47.68	$14,093,403	$48.77	(4)
2018	367,243	15,304,738	41.67	15,466,649	42.12
2019	902,399	43,366,296	48.06	43,777,390	48.51
2020	468,261	22,214,984	47.44	23,844,071	50.92
2021	1,071,527	43,464,417	40.56	44,601,602	41.62
2022	1,640,172	82,301,759	50.18	83,953,741	51.19
2023	574,911	30,027,171	52.23	34,909,455	60.72
2024	643,580	31,435,266	48.84	34,322,037	53.33
2025	1,095,331	63,754,185	58.21	70,600,444	64.46
2026	1,059,333	70,294,919	66.36	77,426,403	73.09
Thereafter	3,548,025	186,026,972	52.43	221,397,092	62.40

RETAIL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	44,248	$3,647,179	$82.43	$3,663,179	$82.79	(4)
2018	25,637	3,542,650	138.19	3,545,470	138.30
2019	11,787	1,917,396	162.67	1,923,992	163.23
2020	92,460	5,867,657	63.46	5,999,044	64.88
2021	37,303	2,964,453	79.47	3,106,529	83.28
2022	81,347	5,017,158	61.68	5,381,182	66.15
2023	80,257	7,564,831	94.26	8,042,970	100.22
2024	70,752	4,262,280	60.24	4,651,948	65.75
2025	30,224	3,621,748	119.83	4,002,652	132.43
2026	18,912	4,824,385	255.10	5,669,604	299.79
Thereafter	338,731	19,271,719	56.89	20,119,926	59.40

TOTAL PROPERTY TYPES

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	333,210	$17,425,690	$52.30	$17,756,582	$53.29	(4)
2018	392,880	18,847,388	47.97	19,012,119	48.39
2019	914,186	45,283,692	49.53	45,701,383	49.99
2020	560,721	28,082,641	50.08	29,843,115	53.22
2021	1,108,830	46,428,870	41.87	47,708,130	43.03
2022	1,721,519	87,318,917	50.72	89,334,924	51.89
2023	655,168	37,592,002	57.38	42,952,425	65.56
2024	714,332	35,697,546	49.97	38,973,985	54.56
2025	1,125,555	67,375,932	59.86	74,603,096	66.28
2026	1,078,245	75,119,304	69.67	83,096,007	77.07
Thereafter	3,886,756	205,298,691	52.82	241,517,018	62.14

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2017

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	8,550	247,824	28.99	247,824	28.99	(4)
Q3 2017	88,348	3,681,764	41.67	3,935,428	44.54
Q4 2017	192,064	9,848,924	51.28	9,910,152	51.60

Total 2017	288,962	$13,778,511	$47.68	$14,093,403	$48.77

Q1 2018	51,835	$2,233,350	$43.09	$2,233,350	$43.09
Q2 2018	107,291	4,559,462	42.50	4,566,020	42.56
Q3 2018	32,969	1,406,871	42.67	1,416,879	42.98
Q4 2018	175,148	7,105,055	40.57	7,250,400	41.40

Total 2018	367,243	$15,304,738	$41.67	$15,466,649	$42.12

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	2	112,000	55,999.98	112,000	55,999.98	(4)
Q3 2017	32,112	2,598,383	80.92	2,614,383	81.41
Q4 2017	12,134	936,796	77.20	936,796	77.20

Total 2017	44,248	$3,647,179	$82.43	$3,663,179	$82.79

Q1 2018	1,974	$525,072	$265.99	$525,072	$265.99
Q2 2018	—	—	—	—	—
Q3 2018	1	52,000	51,999.96	52,000	51,999.96
Q4 2018	23,662	2,965,578	125.33	2,968,398	125.45

Total 2018	25,637	$3,542,650	$138.19	$3,545,470	$138.30

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	8,552	359,824	42.07	359,824	42.07	(4)
Q3 2017	120,460	6,280,147	52.13	6,549,811	54.37
Q4 2017	204,198	10,785,719	52.82	10,846,947	53.12

Total 2017	333,210	$17,425,690	$52.30	$17,756,582	$53.29

Q1 2018	53,809	$2,758,422	$51.26	$2,758,422	$51.26
Q2 2018	107,291	4,559,462	42.50	4,566,020	42.56
Q3 2018	32,970	1,458,871	44.25	1,468,878	44.55
Q4 2018	198,810	10,070,633	50.65	10,218,798	51.40

Total 2018	392,880	$18,847,388	$47.97	$19,012,119	$48.39

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	633,816	$58,561,486	$92.40	$58,561,486	$92.40	(4)
2018	433,367	41,206,868	95.09	41,233,269	95.15
2019	524,454	41,521,121	79.17	41,740,307	79.59
2020	1,601,661	122,671,357	76.59	123,553,666	77.14
2021	414,907	35,373,733	85.26	35,845,200	86.39
2022	921,341	81,421,204	88.37	85,848,308	93.18
2023	133,929	10,139,184	75.71	10,915,395	81.50
2024	1,059,454	73,875,899	69.73	80,606,530	76.08
2025	564,148	40,397,448	71.61	44,622,152	79.10
2026	847,674	73,921,297	87.20	76,742,082	90.53
Thereafter	2,838,166	261,850,420	92.26	357,675,928	126.02

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	7,206	$1,384,900	$192.19	$1,384,900	$192.19	(4)
2018	8,691	9,232,542	1,062.31	9,758,264	1,122.80
2019	—	—	—	—	—
2020	—	—	—	—	—
2021	26,225	12,515,230	477.23	13,524,391	515.71
2022	70,721	11,159,435	157.80	12,198,885	172.49
2023	1,847	1,839,144	995.75	2,256,696	1,221.82
2024	11,919	4,378,804	367.38	5,225,743	438.44
2025	1,872	654,764	349.77	730,700	390.33
2026	34,807	4,665,743	134.05	5,719,108	164.31
Thereafter	112,174	24,725,414	220.42	53,624,650	478.05

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	641,022	$59,946,387	$93.52	$59,946,387	$93.52	(4)
2018	442,058	50,439,411	114.10	50,991,533	115.35
2019	524,454	41,521,121	79.17	41,740,307	79.59
2020	1,601,661	122,671,357	76.59	123,553,666	77.14
2021	441,132	47,888,963	108.56	49,369,591	111.92
2022	992,062	92,580,639	93.32	98,047,193	98.83
2023	135,776	11,978,328	88.22	13,172,091	97.01
2024	1,071,373	78,254,703	73.04	85,832,273	80.11
2025	566,020	41,052,212	72.53	45,352,852	80.13
2026	882,481	78,587,040	89.05	82,461,190	93.44
Thereafter	2,950,340	286,575,834	97.13	411,300,578	139.41

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2017

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	94,162	11,853,956	125.89	11,853,956	125.89	(4)
Q3 2017	475,078	41,172,496	86.66	41,172,496	86.66
Q4 2017	64,576	5,535,034	85.71	5,535,034	85.71

Total 2017	633,816	$58,561,486	$92.40	$58,561,486	$92.40

Q1 2018	88,939	$10,327,130	$116.11	$10,327,130	$116.11
Q2 2018	98,399	10,122,897	102.88	10,122,897	102.88
Q3 2018	136,697	12,766,021	93.39	12,766,021	93.39
Q4 2018	109,332	7,990,820	73.09	8,017,221	73.33

Total 2018	433,367	$41,206,868	$95.09	$41,233,269	$95.15

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	4,845	1,006,086	207.65	1,006,086	207.65	(4)
Q3 2017	1,600	327,428	204.64	327,428	204.64
Q4 2017	761	51,386	67.52	51,386	67.52

Total 2017	7,206	$1,384,900	$192.19	$1,384,900	$192.19

Q1 2018	—	$—	$—	$—	$—
Q2 2018	2,177	480,551	220.74	480,551	220.74
Q3 2018	—	—	—	—	—
Q4 2018	6,514	8,751,991	1,343.57	9,277,713	1,424.27

Total 2018	8,691	$9,232,542	$1,062.31	$9,758,264	$1,122.80

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	99,007	12,860,043	129.89	12,860,043	129.89	(4)
Q3 2017	476,678	41,499,924	87.06	41,499,924	87.06
Q4 2017	65,337	5,586,420	85.50	5,586,420	85.50

Total 2017	641,022	$59,946,387	$93.52	$59,946,387	$93.52

Q1 2018	88,939	$10,327,130	$116.11	$10,327,130	$116.11
Q2 2018	100,576	10,603,448	105.43	10,603,448	105.43
Q3 2018	136,697	12,766,021	93.39	12,766,021	93.39
Q4 2018	115,846	16,742,812	144.53	17,294,934	149.29

Total 2018	442,058	$50,439,411	$114.10	$50,991,533	$115.35

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	273,630	$12,612,240	$46.09	$13,413,223	$49.02	(4)
2018	177,354	9,434,528	53.20	9,510,286	53.62
2019	867,205	43,135,273	49.74	44,869,657	51.74
2020	681,422	43,475,787	63.80	44,653,188	65.53
2021	1,002,686	50,804,022	50.67	55,957,422	55.81
2022	825,954	45,271,838	54.81	51,179,881	61.96
2023	406,783	27,344,765	67.22	31,784,122	78.14
2024	397,923	23,329,156	58.63	24,045,546	60.43
2025	314,111	18,169,731	57.84	21,427,421	68.22
2026	280,908	19,750,400	70.31	23,105,867	82.25
Thereafter	931,276	62,163,221	66.75	83,871,988	90.06

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	27,241	$1,000,611	$36.73	$1,000,611	$36.73
2018	35,502	2,171,246	61.16	2,182,093	61.46
2019	13,325	708,312	53.16	725,413	54.44
2020	31,336	1,965,662	62.73	2,047,392	65.34
2021	22,163	1,451,584	65.50	1,519,725	68.57
2022	37,586	1,720,921	45.79	1,862,253	49.55
2023	30,950	1,755,289	56.71	1,840,576	59.47
2024	9,388	642,493	68.44	730,329	77.79
2025	22,933	1,477,978	64.45	1,671,315	72.88
2026	24,494	1,757,902	71.77	1,980,777	80.87
Thereafter	31,606	1,780,117	56.32	2,203,126	69.71

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	300,871	$13,612,850	$45.24	$14,413,834	$47.91	(4)
2018	212,856	11,605,774	54.52	11,692,379	54.93
2019	880,530	43,843,584	49.79	45,595,071	51.78
2020	712,758	45,441,449	63.75	46,700,580	65.52
2021	1,024,849	52,255,606	50.99	57,477,146	56.08
2022	863,540	46,992,759	54.42	53,042,135	61.42
2023	437,733	29,100,054	66.48	33,624,697	76.82
2024	407,311	23,971,649	58.85	24,775,875	60.83
2025	337,044	19,647,708	58.29	23,098,736	68.53
2026	305,402	21,508,302	70.43	25,086,643	82.14
Thereafter	962,882	63,943,338	66.41	86,075,114	89.39

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2017

IN-SERVICE SAN FRANCISCO AND LOS ANGELES REGIONS PROPERTIES

Quarterly Lease Expirations - San Francisco and Los Angeles Regions (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	61,656	1,355,054	21.98	1,355,054	21.98	(4)
Q3 2017	90,885	3,470,821	38.19	4,269,557	46.98
Q4 2017	121,089	7,786,364	64.30	7,788,612	64.32

Total 2017	273,630	$12,612,240	$46.09	$13,413,223	$49.02

Q1 2018	66,904	$3,681,291	$55.02	$3,685,914	$55.09
Q2 2018	51,873	3,072,821	59.24	3,080,092	59.38
Q3 2018	32,200	1,479,516	45.95	1,519,272	47.18
Q4 2018	26,377	1,200,899	45.53	1,225,008	46.44

Total 2018	177,354	$9,434,528	$53.20	$9,510,286	$53.62

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	2,664	169,548	63.64	169,548	63.64
Q4 2017	24,577	831,063	33.81	831,063	33.81

Total 2017	27,241	$1,000,611	$36.73	$1,000,611	$36.73

Q1 2018	22,835	$1,319,247	$57.77	$1,319,247	$57.77
Q2 2018	2,802	199,741	71.29	199,741	71.29
Q3 2018	2,771	135,778	49.00	137,352	49.57
Q4 2018	7,094	516,480	72.81	525,753	74.11

Total 2018	35,502	$2,171,246	$61.16	$2,182,093	$61.46

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	61,656	1,355,054	21.98	1,355,054	21.98	(4)
Q3 2017	93,549	3,640,369	38.91	4,439,105	47.45
Q4 2017	145,666	8,617,426	59.16	8,619,675	59.17

Total 2017	300,871	$13,612,850	$45.24	$14,413,834	$47.91

Q1 2018	89,739	$5,000,538	$55.72	$5,005,161	$55.77
Q2 2018	54,675	3,272,562	59.85	3,279,833	59.99
Q3 2018	34,971	1,615,295	46.19	1,656,624	47.37
Q4 2018	33,471	1,717,379	51.31	1,750,761	52.31

Total 2018	212,856	$11,605,774	$54.52	$11,692,379	$54.93

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	263,989	$12,260,328	$46.44	$12,269,708	$46.48	(4)
2018	449,386	21,928,218	48.80	22,764,062	50.66
2019	1,082,633	53,521,273	49.44	54,880,649	50.69
2020	1,319,131	60,037,146	45.51	62,753,028	47.57
2021	1,267,742	69,287,796	54.65	75,329,359	59.42
2022	811,008	36,455,864	44.95	40,550,074	50.00
2023	457,975	22,432,185	48.98	25,849,542	56.44
2024	640,116	33,361,821	52.12	37,855,740	59.14
2025	469,137	20,611,603	43.94	24,530,558	52.29
2026	406,722	32,630,682	80.23	38,735,922	95.24
Thereafter	1,709,666	107,083,790	62.63	139,092,445	81.36

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	10,942	$654,865	$59.85	$654,865	$59.85
2018	37,363	2,559,232	68.50	2,570,018	68.79
2019	86,788	5,057,298	58.27	5,127,796	59.08
2020	59,720	3,850,308	64.47	3,932,436	65.85
2021	73,730	4,662,297	63.23	5,079,074	68.89
2022	38,356	2,320,452	60.50	2,497,553	65.12
2023	73,581	3,981,000	54.10	4,359,032	59.24
2024	22,050	1,371,814	62.21	1,529,854	69.38
2025	77,110	2,946,135	38.21	3,219,152	41.75
2026	33,594	2,275,568	67.74	2,498,412	74.37
Thereafter	114,331	4,766,441	41.69	5,618,487	49.14

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	274,931	$12,915,193	$46.98	$12,924,573	$47.01	(4)
2018	486,749	24,487,450	50.31	25,334,079	52.05
2019	1,169,421	58,578,571	50.09	60,008,445	51.31
2020	1,378,851	63,887,454	46.33	66,685,463	48.36
2021	1,341,472	73,950,092	55.13	80,408,433	59.94
2022	849,364	38,776,316	45.65	43,047,627	50.68
2023	531,556	26,413,185	49.69	30,208,574	56.83
2024	662,166	34,733,635	52.45	39,385,593	59.48
2025	546,247	23,557,739	43.13	27,749,710	50.80
2026	440,316	34,906,250	79.28	41,234,334	93.65
Thereafter	1,823,997	111,850,231	61.32	144,710,932	79.34

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2017

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

OFFICE

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	6,873	682,787	99.34	682,787	99.34	(4)
Q3 2017	90,187	4,406,819	48.86	4,416,199	48.97
Q4 2017	166,929	7,170,722	42.96	7,170,722	42.96

Total 2017	263,989	$12,260,328	$46.44	$12,269,708	$46.48

Q1 2018	107,601	$3,311,037	$30.77	$3,311,037	$30.77
Q2 2018	155,761	9,149,702	58.74	9,760,270	62.66
Q3 2018	113,021	5,132,766	45.41	5,258,831	46.53
Q4 2018	73,003	4,334,713	59.38	4,433,924	60.74

Total 2018	449,386	$21,928,218	$48.80	$22,764,062	$50.66

RETAIL

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	—	—	—	—	—
Q3 2017	6,842	455,172	66.53	455,172	66.53
Q4 2017	4,100	199,693	48.71	199,693	48.71

Total 2017	10,942	$654,865	$59.85	$654,865	$59.85

Q1 2018	7,698	$523,569	$68.01	$523,569	$68.01
Q2 2018	10,176	628,888	61.80	630,283	61.94
Q3 2018	8,283	577,582	69.73	584,527	70.57
Q4 2018	11,206	829,193	74.00	831,638	74.21

Total 2018	37,363	$2,559,232	$68.50	$2,570,018	$68.79

TOTAL PROPERTY TYPES

				Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Lease Expiration	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
by Quarter	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
Q1 2017	—	$—	$—	$—	$—
Q2 2017	6,873	682,787	99.34	682,787	99.34	(4)
Q3 2017	97,029	4,861,990	50.11	4,871,370	50.21
Q4 2017	171,029	7,370,415	43.09	7,370,415	43.09

Total 2017	274,931	$12,915,193	$46.98	$12,924,573	$47.01

Q1 2018	115,299	$3,834,606	$33.26	$3,834,606	$33.26
Q2 2018	165,937	9,778,590	58.93	10,390,553	62.62
Q3 2018	121,304	5,710,347	47.07	5,843,358	48.17
Q4 2018	84,209	5,163,907	61.32	5,265,562	62.53

Total 2018	486,749	$24,487,450	$50.31	$25,334,079	$52.05

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the quarter.

SECOND QUARTER 2017

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco and Los Angeles
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per		Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square		Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	246,838	$14,396,329	$58.32	$14,727,221	$59.66	(4)	148,705	$9,388,360	$63.13	$9,799,808	$65.90	(4)
2018	129,818	9,534,672	73.45	9,547,449	73.54		143,040	8,944,045	62.53	8,977,472	62.76
2019	430,549	26,087,750	60.59	26,390,486	61.29		389,041	23,219,682	59.68	23,983,433	61.65
2020	288,261	17,888,869	62.06	18,481,066	64.11		616,259	41,144,137	66.76	42,070,749	68.27
2021	428,476	25,041,687	58.44	25,276,454	58.99		679,168	42,668,020	62.82	47,201,340	69.50
2022	982,491	59,619,631	60.68	61,216,166	62.31		443,035	27,895,654	62.96	30,891,869	69.73
2023	443,068	29,249,219	66.02	33,626,154	75.89		375,992	25,496,819	67.81	29,140,574	77.50
2024	343,971	20,580,824	59.83	22,394,696	65.11		382,799	22,987,002	60.05	23,564,883	61.56
2025	686,806	45,327,780	66.00	50,973,676	74.22		331,402	19,447,040	58.68	22,845,373	68.94
2026	945,656	70,407,292	74.45	77,670,869	82.13		305,402	21,508,302	70.43	25,086,643	82.14
Thereafter	3,214,969	178,727,298	55.59	212,086,171	65.97		962,882	63,943,338	66.41	86,075,114	89.39

	New York						Washington, DC
				Annualized						Annualized
	Rentable Square	Current Annualized	Per	Rental Obligations Under	Per		Rentable Square	Current Annualized	Per	Rental Obligations Under	Per
Year of Lease	Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square		Footage Subject to	Rental Obligations Under	Square	Expiring Leases	Square
Expiration	Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot		Expiring Leases	Expiring Leases	Foot	with future step-ups	Foot
2017	564,834	$57,111,288	$101.11	$57,111,288	$101.11	(4)	37,165	$2,184,185	$58.77	$2,187,271	$58.85	(4)
2018	351,075	47,214,045	134.48	47,739,767	135.98		83,276	4,935,702	59.27	5,027,893	60.38
2019	349,132	35,111,738	100.57	35,241,671	100.94		466,480	30,184,767	64.71	31,132,458	66.74
2020	1,279,571	111,526,017	87.16	111,945,796	87.49		463,524	26,292,858	56.72	27,701,430	59.76
2021	311,243	43,766,447	140.62	45,122,053	144.97		592,007	39,630,036	66.94	43,215,888	73.00
2022	909,815	89,767,290	98.67	95,012,691	104.43		103,320	6,150,827	59.53	6,702,051	64.87
2023	91,631	10,526,230	114.88	11,736,080	128.08		48,609	3,075,172	63.26	3,651,470	75.12
2024	679,827	64,658,492	95.11	71,441,386	105.09		193,400	12,830,587	66.34	14,705,364	76.04
2025	296,170	31,400,301	106.02	34,368,806	116.04		86,404	4,589,103	53.11	5,497,562	63.63
2026	717,436	73,255,638	102.11	76,381,952	106.47		354,808	30,584,868	86.20	36,049,549	101.60
Thereafter	2,696,035	276,919,127	102.71	401,143,700	148.79		1,501,610	98,381,768	65.52	127,485,288	84.90

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2017

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	86,372	$3,029,361	$35.07	$3,029,361	$35.07	(4)	152,166	$4,224,490	$27.76	$4,614,026	$30.32	(4)
2018	263,062	9,312,716	35.40	9,464,670	35.98		69,816	2,661,729	38.12	2,714,907	38.89
2019	483,637	19,195,942	39.69	19,310,897	39.93		491,489	20,623,903	41.96	21,611,637	43.97
2020	272,460	10,193,772	37.41	11,362,049	41.70		96,499	4,297,312	44.53	4,629,830	47.98
2021	680,354	21,387,183	31.44	22,431,677	32.97		345,681	9,587,586	27.74	10,275,807	29.73
2022	739,028	27,699,286	37.48	28,118,758	38.05		420,505	19,097,106	45.41	22,150,266	52.68
2023	212,100	8,342,783	39.33	9,326,271	43.97		61,741	3,603,235	58.36	4,484,124	72.63
2024	370,361	15,116,722	40.82	16,579,290	44.77		24,512	984,647	40.17	1,210,992	49.40
2025	438,749	22,048,152	50.25	23,629,420	53.86		5,642	200,669	35.57	253,362	44.91
2026	132,589	4,712,012	35.54	5,425,138	40.92		—	—	—	—	—
Thereafter	671,787	26,571,393	39.55	29,430,846	43.81		—	—	—	—	—

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Rental Obligations Under Expiring Leases	Per Square Foot	Annualized Rental Obligations Under Expiring Leases with future step-ups	Per Square Foot
2017	76,188	$2,835,098	$37.21	$2,835,098	$37.21	(4)	237,766	$10,731,008	$45.13	$10,737,302	$45.16	(4)
2018	90,983	3,225,365	35.45	3,251,766	35.74		403,473	19,551,747	48.46	20,306,186	50.33
2019	175,322	6,409,383	36.56	6,498,636	37.07		702,941	28,393,803	40.39	28,875,987	41.08
2020	322,090	11,145,340	34.60	11,607,870	36.04		915,327	37,594,596	41.07	38,984,034	42.59
2021	129,889	4,122,516	31.74	4,247,539	32.70		749,465	34,320,056	45.79	37,192,545	49.63
2022	82,247	2,813,349	34.21	3,034,502	36.89		746,044	32,625,488	43.73	36,345,576	48.72
2023	44,145	1,452,098	32.89	1,436,010	32.53		482,947	23,338,013	48.32	26,557,103	54.99
2024	391,546	13,596,211	34.72	14,390,887	36.75		468,766	21,903,047	46.72	24,680,230	52.65
2025	269,850	9,651,912	35.77	10,984,045	40.70		459,843	18,968,636	41.25	22,252,149	48.39
2026	165,045	5,331,401	32.30	6,079,238	36.83		85,508	4,321,382	50.54	5,184,786	60.64
Thereafter	254,305	9,656,707	37.97	10,156,878	39.94		322,387	13,468,463	41.78	17,225,644	53.43

(1)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes square feet expiring on the last day of the current quarter.

SECOND QUARTER 2017

LEASING ACTIVITY

for the three months ended June 30, 2017

All In-Service Properties

Total
Vacant space available @ 4/1/2017 (sf)	4,110,657
Property dispositions/ properties taken out of service (sf)	(115,289)
Properties acquired vacant space (sf)	15,944
Properties placed in-service (sf) (1)	73,258
Leases expiring or terminated 4/1/2017-6/30/2017 (sf)	1,261,949

Total space available for lease (sf)	5,346,519

1st generation leases (sf)	53,588
2nd generation leases with new tenants (sf)	816,044
2nd generation lease renewals (sf)	524,556

Total space leased (sf)	1,394,188

Vacant space available for lease @ 6/30/2017 (sf)	3,952,331

Net (increase)/decrease in available space (sf)	158,326
Second generation leasing information: (2)
Leases commencing during the period (sf)	1,340,600
Weighted average lease term (months)	103
Weighted average free rent period (days)	139
Total transaction costs per square foot (3)	$63.96
Increase (decrease) in gross rents (4)	17.69%
Increase (decrease) in net rents (5)	28.37%

	All leases 1st Generation (sf)	All leases 2nd Generation (sf)	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (sf) (6)	Total square feet of leases executed in the quarter (7)
Boston	18,950	541,163	17.52%	30.41%	560,113	234,750
New York	—	319,654	13.82%	22.50%	319,654	77,720
San Francisco and Los Angeles	—	254,263	39.64%	60.93%	254,263	407,112
Washington, DC	34,638	225,520	(3.78%)	(5.22%)	260,158	207,675

Total / Weighted Average	53,588	1,340,600	17.69%	28.37%	1,394,188	927,257

(1)	Total square feet of properties placed in service in Q2 2017 consist of 73,258 square feet at Reservoir Place North.
(2)	Second generation leases are defined as leases for space that had previously been leased by the Company. Of the 1,340,600 square feet of second generation leases that commenced in Q2 2017, leases for 1,070,719 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 1,026,480 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 1,026,480 square feet of second generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the tenant is not expected to occupy the space on a long-term basis (e.g., the tenant is occupying “swing space”).
(6)	Represents leases for which rental revenue recognition has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 269,881.

SECOND QUARTER 2017

ACQUISITIONS/DISPOSITIONS

as of June 30, 2017

ACQUISITIONS

For the period from January 1, 2017 through June 30, 2017

Property	Location	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased
103 Carnegie Center	Princeton, NJ	May 15, 2017	96,332	$15,760,000	$2,000,000	$17,760,000	83%

Total Acquisitions			96,332	$15,760,000	$2,000,000	$17,760,000	83%

DISPOSITIONS

For the period from January 1, 2017 through June 30, 2017

Property	Location	Date Disposed	Square Feet	Gross Sales Price	Net Cash Proceeds	Book Gain
30 Shattuck Road (land parcel)	Andover, MA	April 19, 2017	N/A	$5,000,000	$4,977,000	$3,739,000
40 Shattuck Road	Andover, MA	June 13, 2017	121,542	12,000,000	11,939,000	28,000

Total Dispositions of Real Estate			121,542	$17,000,000	$16,916,000	$3,767,000

SECOND QUARTER 2017

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2017

						BXP’s Share
Construction Properties	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)		Estimated Total Investment (2)		Total Financing		Amount Drawn at June 30, 2017		Estimated Future Equity Requirement (2)	Percentage Leased (3)		Percentage Placed in service (4)
Office and Retail
888 Boylston Street	Q3 2016	Q4 2017	Boston, MA	1	425,000	$242,515,880		$271,500,000		$—		$—		$28,984,120	88%		31%
Salesforce Tower (95% ownership)	Q1 2018	Q3 2019	San Francisco, CA	1	1,400,000	880,355,295		1,073,500,000		(25,389,074	) (5)	(16,020,092	) (5)	202,513,687	82%		—
The Hub on Causeway (50% ownership)	Q1 2019	Q4 2019	Boston, MA	1	385,000	38,845,919		141,870,000		—		—		103,024,081	42%		—
145 Broadway	Q4 2019	Q4 2019	Cambridge, MA	1	485,000	27,325,275		375,000,000		—		—		347,674,725	98%
Dock 72 (50% ownership)	Q3 2018	Q1 2020	Brooklyn, NY	1	670,000	57,458,109		204,900,000		125,000,000		—		22,441,891	33%		—

Total Office Properties under Construction				5	3,365,000	$1,246,500,478		$2,066,770,000		$99,610,926		$(16,020,092)		$704,638,504	71%		6%

Residential
Proto at Cambridge (274 units)	Q2 2018	Q2 2019	Cambridge, MA	1	164,000	$45,812,467		$140,170,000		$—		$—		$94,357,533	N/A		—
Signature at Reston (508 units)	Q1 2018	Q2 2020	Reston, VA	1	490,000	144,982,071	(6)	234,854,000	(6)	—		—		89,871,929	N/A		—
Signature at Reston—Retail				—	24,600	—		—		—		—		—	81%		—
MacArthur Station Residences (402 units) (7)	Q2 2020	Q4 2021	Oakland, CA	1	324,000	1,841,497		263,600,000		—		—		261,758,503	N/A		—

Total Residential Properties under Construction				3	1,002,600	$192,636,035		$638,624,000		$—		$—		$445,987,965	59	% (8)	—

Redevelopment Properties
191 Spring Street	Q4 2017	Q4 2018	Lexington, MA	1	160,000	$14,865,547		$53,920,000		$—		$—		$39,054,453	49%		—
One Five Nine East 53rd (55% ownership) (9)	Q4 2018	Q4 2019	New York, NY	—	220,000	38,677,085		106,000,000		—		—		67,322,915	—		—

Total Redevelopment Properties under Construction				1	380,000	$53,542,632		$159,920,000		$—		$—		$106,377,368	21%		—

Total Properties Under Construction and Redevelopment				9	4,747,600	$1,492,679,145		$2,865,314,000		$99,610,926		$(16,020,092)		$1,257,003,837	66	% (8)	5%

PROJECTS FULLY PLACED IN-SERVICE DURING 2017

						BXP’s Share
	Actual / Estimated Initial Occupancy	Actual / Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Financing	Amount Drawn at June 30, 2017	Estimated Future Equity Requirement (2)	Percentage Leased (3)
Prudential Center Retail Expansion	Q1 2016	Q3 2017	Boston, MA	—	15,000	$9,589,169	$10,760,000	$—	$—	$1,170,831	100%
Reservoir Place North	Q1 2018	Q1 2018	Waltham, MA	1	73,000	16,139,546	24,510,000	—	—	8,370,454	—

Total Projects placed In-Service				1	88,000	$25,728,715	$35,270,000	$—	$—	$9,541,285	17%

IN-SERVICE PROPERTIES HELD FOR REDEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Rental Obligations Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Incremental Estimated Future SF (11)
North First Business Park	San Jose CA	5	190,636	87.2%	$23.03	N	S	1,359,364
3625-3635 Peterson Way	Santa Clara CA	1	218,366	100.0%	22.22	N	S	413,690

Total Properties held for Redevelopment		6	409,002	94.0%	$22.57			1,773,054

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and capitalized interest has commenced.
(2)	Includes income (loss) and interest carry on debt and equity investment.
(3)	Represents percentage leased as of July 28, 2017, including leases with future commencement dates and excluding residential units.
(4)	Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Under the joint venture agreement, if the project is funded with 100% equity, the Company has agreed to fund 50% of its partner’s equity requirement, structured as preferred equity. The Company will fund approximately $25.4 million at a rate of LIBOR plus 3.0% per annum and receive priority distributions from all distributions to its partner until the principal and interest are repaid. As of June 30, 2017, the Company has funded $16,020,092.
(6)	Includes approximately $17 million for overbuilding parking structure to support future development requirements and excludes $10 million of the purchase price for the site that is allocated to rights for future development in Reston Town Center.
(7)	Project is subject to a 90 year ground lease (including extension options) with an option to purchase in the future.
(8)	Includes approximately 9,000 square feet of retail space at the Proto at Cambridge residential development, which is 0% leased.
(9)	The low-rise portion of 601 Lexington Avenue.
(10)	For disclosures relating to the Company’s definition of Annualized Rental Obligations, see page 47.
(11)	Incremental Future Square Footage is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels and Land Purchase Options on page 46.

SECOND QUARTER 2017

VALUE CREATION PIPELINE

as of June 30, 2017

Owned Land Parcels

Location	Approximate Developable Square Feet
San Jose, CA (1)	2,199,000
Reston, VA	1,160,000
Waltham, MA	805,000
Springfield, VA	800,000
Rockville, MD	759,000
Washington, DC (50% ownership)	520,000
Santa Clara, CA (1)	414,000
Marlborough, MA	400,000
Boston, MA (50% Ownership)	320,000
Dulles, VA	310,000
Annapolis, MD (50% ownership)	300,000
Gaithersburg, MD	240,000

8,227,000

Land Purchase Options

Location	Approximate Developable Square Feet
Princeton, NJ	1,650,000
Boston, MA	1,300,000
Cambridge, MA	623,000
Brooklyn, NY (50% ownership)	600,000
Boston, MA (50% ownership)	525,000
Washington, DC	482,000
San Francisco, CA	TBD

5,180,000

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 45.

SECOND QUARTER 2017

DEFINITIONS

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this supplemental report and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

The Company also presents “BXP’s Share” of certain of these measures which is defined as the consolidated amount, plus the Company’s share of the amount from its unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from its consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because it includes the Company’s share of the applicable amount from unconsolidated joint ventures and excludes the Company’s partners’ share from consolidated joint ventures. The Company has several significant joint ventures and presenting various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its economic interest in these joint ventures. The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, liquidations and other matters. Moreover, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. As a result, presentations of BXP’s Share of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP.

Annualized Rental Obligations

Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Physical Occupancy

Average Physical Occupancy is defined as the average number of occupied units divided by the total number of units, expressed as a percentage.

Debt to Market Capitalization Ratio

Consolidated Debt to Consolidated Market Capitalization Ratio is defined as consolidated debt as a percentage of the market value of the Company’s outstanding equity securities plus the Company’s consolidated debt, and it is a measure of leverage commonly used by analysts in the REIT sector. Consolidated Market Capitalization is the sum of (A) the Company’s consolidated debt plus (B) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) on and after February 6, 2015, which was the end of the performance period for 2012 OPP Units and thus the date earned, common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, (5) on and after February 4, 2016, which was the end of the performance period for 2013 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2013 MYLTIP Units that were issued in the form of LTIP Units and (6) on and after February 3, 2017, which was the end of the performance period for 2014 MYLTIP Units and thus the date earned, common units issuable upon conversion of 2014 MYLTIP Units that were issued in the form of LTIP Units plus (C) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by their fixed liquidation preference of $2,500 per share. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2015, 2016 and 2017 MYLTIP Units are not included. The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s consolidated debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like Boston Properties, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Funds Available for Distribution (FAD) and FAD Payout Ratio

In addition to FFO, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment, fair value interest adjustment and fair value lease revenue, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to Boston Properties, Inc.’s common shareholders determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

SECOND QUARTER 2017

DEFINITIONS (continued)

Funds from Operations (FFO)

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. common shareholders (computed in accordance with GAAP) for gains (or losses) from sales of properties, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate-related depreciation and amortization, and the Company’s share of income (loss) from unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.

The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to Boston Properties, Inc. common shareholders as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to Boston Properties, Inc. common shareholders (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.

In-Service Properties

The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Net Operating Income (NOI)

Net operating income (NOI) is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc. common shareholders, the most directly comparable GAAP financial measure, plus (1) preferred dividends, net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less (2) gains on sales of real estate, development and management services income, income from unconsolidated joint ventures, interest and other income, gains from investments in securities and gains from early extinguishments of debt. In some cases the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-lining of rent, fair value lease revenue, ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.

The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues and ground rent expenses. Similar to depreciation and amortization, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a tenant’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the tenant’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.

Rental Obligations

Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from tenants under existing leases. These amounts exclude rent abatements.

Same Properties

In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 27-29 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”